united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 9/30

Date of reporting period: 9/30/18

Item 1. Reports to Stockholders.

Deer Park Total Return Credit Fund
Class A Shares: DPFAX
Class C Shares: DPFCX
Class I Shares: DPFNX

Annual Report
September 30, 2018

www.deerparkfund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA

September 30, 2018

Dear Investor,

The Deer Park Total Return Credit Fund (the “Fund”) is an open-end mutual fund that invests primarily in legacy non-agency mortgage backed securities (“RMBS”) and legacy asset backed securities (“ABS”) which we believe have a very attractive fundamental backdrop of an improving U.S. economy and housing market. The Fund targets a distribution yield of 3-7% and a high single-digit total return with little correlation to both investment grade and high yield bonds. As of September 30, 2018, approximately 91% of the fund is in floating-rate securities which we believe have the potential to provide downside risk management in a rising interest rate environment.

Market Performance for the Fiscal Year Ending September 30, 2018

The Fund’s Class I Shares returned 4.70% over the trailing twelve months, and 9.27% annualized since the Fund’s inception on October 16, 2015. The Fund makes quarterly distributions which amounted to approximately $0.63/share over the fiscal year.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including return of capital) is not fixed. However, this distribution policy is subject to change. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the distributions consist of a return of capital based on the character of the distributions received from the underlying holdings. The final determination of the source and tax characteristics of all distributions will be made after the end of the year. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. There is no assurance that the Fund will continue to declare distributions or that they will continue at these rates.

As of September 30, 2018	Q4 2017	Q1 2018	Q2 2018	Q3 2018	One Year	Since Inception*
DPFNX Class I (NAV)	0.99%	0.79%	1.60%	1.23%	4.70%	9.27%
DPFAX Class A (NAV)	0.92%	0.74%	1.53%	1.18%	4.44%	8.99%
DPFAX Class A (Max Load)	-4.86%	-5.03%	-4.33%	-4.66%	-1.54%	6.83%
DPFCX Class C (NAV)	0.75%	0.48%	1.38%	1.02%	3.67%	6.90%
Bloomberg Barclays US Aggregate	0.39%	-1.46%	-0.16%	0.02%	-1.22%	1.19%
HFRX Fixed Income – Credit	0.57%	-0.39%	0.68%	0.21%	1.08%	2.11%

*	Inception date for the I and A share classes is October 16, 2015. Inception date the C share class is April 6, 2017.

Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501. The Fund’s total annual operating expenses are 2.45%, 3.20%, and 2.20% for the Class A, C, and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses. After this fee waiver, the expense ratios are 2.26%, 3.01%, and 2.01% for the Class A, C, and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

Growth of $10,000: Inception Through September 30, 2018

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Performance Statistics

The chart below shows performance statistics of the Fund relative to the Barclays U.S. Aggregate Bond Index and the HFRX Fixed Income Credit Index from November 2015 (the first full month of Fund performance) through September 2018.

	Deer Park Total	Bloomberg Barclays US	HFRX Fixed Income -
	Return Credit I	Aggregate Bond Index	Credit Index
Annualized Return	9.14%	1.34%	1.95%
Cumulative Return	29.06%	3.97%	5.79%
Standard Deviation	2.47%	2.70%	3.00%
Gain Deviation	3.49%	1.96%	2.14%
Loss Deviation	0.43%	1.84%	2.12%
Sharpe Ratio	3.37	0.19	0.37
Max Drawdown	-0.68%	-3.28%	-6.18%
Deer Park Correlation to:	1.00	0.21	0.13

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Since the inception of the Fund on October 16, 2015 through September 30, 2018, the Fund’s performance was positive or flat 88% of the trading days and negative only 12% of the trading days. This compares favorably to the Bloomberg Barclay’s US Aggregate Bond Index and the HRFX Fixed Income-Credit Index shown below.

	Deer Park Total	Bloomberg Barclays US	HFRX Fixed Income -
Daily Statistics	Return Credit I	Aggregate Bond Index	Credit Index
Positive/Flat Days	657	393	421
Negative Days	86	350	322
% Positive/Flat Days	88%	53%	57%
% Negative Days	12%	47%	43%

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market Update

Market activity within the legacy residential mortgage-backed securities (RMBS) sector has been robust during much of the fiscal year. The demand for high yielding securities has driven an increase in interest from structured credit market participants. Specifically, we have observed an increased amount of purchasing activity from large money managers (e.g. mutual funds, insurance companies and banks). While the securities that these entities typically target reside on the higher levels of the capital structure, the influence on market prices has been observed for the broad array of tranches throughout the capital structure. This improvement in trade activity has resulted in both mark-to-market increases for legacy RMBS as well as attractive trading opportunities. While there has been a gradual decrease in spreads for segments of structured credit, the relative value and improved fundamental performance of these legacy residential deals has justified the positive market shift. Accordingly, performance for the portfolio reflects the positive influence of several factors, primarily, ongoing cash flow-driven yield and market price appreciation.

Structured Products Market

The structured products market has demonstrated a number of divergent trends over the past several years. Our focus as a diversified asset backed credit manager is to target the best opportunities within the array of structured products categories while thoughtfully underwriting underlying credit risk. The evolution of collateral performance trends as well as market influence on new securitizations have highlighted the relative attractiveness that currently exists in legacy non-agency RMBS.

Of note, the steady increase in currently paying portions of these pools together with the positive improvements in the U.S. housing market has continued to manifest itself in the form of increased equity ratios for legacy residential loan portfolios. As observed in the chart below, the stable increase in home price appreciation, as indicated by the FHFA year-over-year price change, has provided ongoing support to declining loan-to-value (LTV) ratios on these seasoned collateral pools. This chart demonstrates the impact of a representative cohort of legacy Subprime collateral. Here, LTV ratios have decreased from peak levels which had exceeded well over 100% at origination down to current levels in the low-70%

range. Essentially, the legacy non-agency RMBS segment of the structured products market, which was one of the most highly levered asset classes in 2006-2007, has now benefitted from years of deleveraging. Furthermore, the improving outlook for inflation and U.S. economic growth expectations maintains a positive dynamic for ongoing performance for these legacy RMBS holdings.

Housing Market

As mentioned above, market activity within the legacy RMBS sector has been strong during much of the year and performance reflects the positive influence of ongoing cash flow-driven yield and market price appreciation. Importantly, these positive performance trends are rooted in strong fundamental dynamics. Unlike many other segments of the structured products market, the seasoned non-agency RMBS category, in particular, continues to benefit from the strength of the U.S. housing market and an overall deleveraging of the underlying loan pools.

Interest Rates

In today’s potentially rising interest rate environment, we are often asked about the Fund’s sensitivity to rising rates. We believe the Fund has relatively low interest rate sensitivity due to the fact that approximately 91% of the portfolio is in adjustable rate (or floating rate) mortgages. In addition, the underlying securities within the Fund have relatively high yields and are purchased at discounts to par. Since the Fund’s inception in October 2015, there have been ten rising rate periods (as measured by the 10-year Treasury). In all ten periods the 10-Year Treasury, the Bloomberg Barclay’s US Aggregate Bond Index and the Bloomberg Barclay’s US Municipal Index posted negative returns while the Fund posted flat or positive returns in nine of the ten periods. See the table below.

Periods of Rising Rates			Change In Yield	Performance				DPFNX Performance Compared To:

Start Date	End Date	Number of Days	10-Year U.S. Treasury	10-Year U.S. Treasury	Bloomberg Barclays US Aggregate Index	Bloomberg Barclays US Municipal Index	DPFNX (I Share)	Bloomberg Barclays US Aggregate Index	Bloomberg Barclays US Municipal Index
10/16/2015	11/9/2015	24	0.31%	-2.63%	-1.25%	-0.35%	0.80%	2.05%	1.15%
2/11/2016	3/11/2016	29	0.32%	-2.91%	-0.58%	-0.95%	-0.58%	0.00%	0.37%
4/7/2016	4/26/2016	19	0.24%	-2.05%	-0.65%	-0.06%	1.94%	2.59%	2.01%
7/8/2016	12/15/2016	160	1.24%	-9.87%	-4.28%	-5.02%	6.95%	11.23%	11.97%
2/24/2017	3/13/2017	17	0.31%	-2.40%	-1.54%	-0.88%	0.18%	1.72%	1.06%
4/18/2017	5/10/2017	22	0.25%	-1.89%	-0.88%	-0.26%	1.01%	1.89%	1.27%
6/26/2017	7/7/2017	11	0.25%	-2.15%	-1.02%	-0.79%	0.14%	1.16%	0.93%
9/7/2017	2/21/2018	167	0.91%	-6.66%	-2.83%	-1.56%	1.41%	4.24%	2.97%
4/2/2018	5/17/2018	45	0.38%	-2.92%	-1.56%	-0.17%	0.80%	2.35%	0.97%
8/24/2018	9/25/2018	32	0.29%	-2.07%	-1.08%	-0.91%	0.00%	1.08%	0.91%

Source: Bloomberg

Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Performance Attribution

The largest allocation and contributor to performance over the fiscal year has been the Fund’s holdings in Legacy Non-Agency RMBS.

The attribution data will not match the performance results of the Fund as it is an estimate and does not include Fund expenses, the results of residual cash balances and other timing considerations. Past performance is not indicative of future results. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

Market Outlook

Broadly speaking, the steady recovery in collateral performance (e.g. declining delinquencies/ liquidations/losses) continues to drive strong cash flow performance for credit sensitive legacy securities. The trend is underpinned by the relative stability of the U.S. housing market. The favorable outlook for the housing market remains intact as numerous metrics such as affordability, constrained inventory, and increasing new household formation (as well as others) point to ongoing strength.

In today’s uncertain environment, it is hard to see a better fundamental asset class than seasoned mortgages, in our opinion. These loans were created 10 to 20 years ago and many borrowers have built significant equity in their homes. Other borrowers have loans that have been modified to lower interest rates and for lower balance loans this can equate to a relatively low monthly payment. Conversely, renting a comparable property could cost significantly more each month. These borrowers are incentivized to do everything possible to pay their mortgage as renting would be detrimental to their household finances. Furthermore, the seasoned nature of these loans means that they are also entering into the amortization schedule where a considerable amount of the monthly payments are being applied to principal, accelerating the growth in equity.

We continue to find solid investment opportunities in legacy non-Agency RMBS. We believe that improving fundamentals and attractive return potential present a favorable investment alternative to the US equity markets, corporate bonds, and other global investment opportunities. We believe that now is a good entry point into the RMBS markets.

Important Risk Disclosures:

Investors should carefully consider the investment objectives, risks, charges and expenses of the Deer Park Total Return Credit Fund. This and other important information about the Fund is contained in the Prospectus, which can be obtained by contacting your financial advisor, or by calling (888) 868-9501. The Prospectus should be read carefully before investing. The Deer Park Total Return Credit Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Princeton Fund Advisors, LLC, and Northern Lights Distributors are not affiliated. Mutual Funds involve risk including the possible loss of principal.

ABS, RMBS and CMBS are subject to credit risk because underlying loan borrowers may default. Additionally, these securities are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increase and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMBS are less susceptible to this risk because underlying loans may have prepayment penalties or prepayment lock out periods. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Standard Deviation measures the average deviations of a return series from its mean. Gain Deviation is the Standard Deviation of all positive returns. Loss Deviation is the Standard Deviation of all negative returns. Sharpe Ratio is a statistical measure that uses standard deviation and excess return over a risk-free rate of return to determine reward per unit of risk. A higher Sharpe ratio implies a better historical risk-adjusted performance. The Sharpe ratio has been calculated using the Citi 3-month Treasury Bill Index for the risk-free rate of return. Correlation is a statistic that measures the degree to which two return series move in relation to each other.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grades bond market.

The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, and Asset Backed. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. The Bloomberg Barclays U.S. Municipal Index covers the USD-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

Lower-quality fixed income securities, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or in solvency proceedings) is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered speculative as are junk bonds in general.

The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

The advisor’s and sub-advisors’ judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (long or short) may prove to be incorrect and may not produce the desired results. Additionally, the advisor’s judgments about the potential performance of the sub-advisor may also prove incorrect and may not produce the desired results. Overall equity and fixed income securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general. Underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an underlying fund and may be higher than other mutual funds that invest directly in stocks and bonds. Underlying funds are subject to specific risks, depending on the nature of the fund.

7691-NLD-11/27/2018

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2018

The Fund’s performance figures* for the period ended September 30, 2018, compared to its benchmarks:

		Annualized	Annualized
		Inception** -	Inception*** -
	One Year	September 30, 2018	September 30, 2018
Class A Shares	4.44%	8.99%	—
Class A Shares with load	(1.54)%	6.83%	—
Class C Shares	3.67%	—	6.90%
Class I Shares	4.70%	9.27%	—
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22)%	1.19%	0.50%
HFRX Fixed Income - Credit Index	1.08%	2.11%	1.58%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated with the traded NAV on September 30, 2018. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or on the redemption of the Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.45%, 3.20% and 2.20%, respectively, for Class A, Class C and Class I shares per the January 29, 2018 prospectus. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. For certain of the periods shown, the Fund’s adviser waived and/or reimbursed certain expenses of the Fund. Absent this arrangement, the Fund’s performance would have been lower. For performance information current to the most recent month-end, please call toll free (888) 868-9501.

**	Commencement of operations is October 16, 2015.

***	Commencement of operations is April 6, 2017.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 10,100 fixed income issues and is valued at around $20 trillion, representing 43% of the total U.S. bond market.

HFRX Fixed Income - Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. Investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Investors cannot invest directly in the index.

Comparison of the Change in Value of a $10,000 Investment

Deer Park Total Return Credit Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
September 30, 2018

The Fund’s top asset classes and industry sectors as of September 30, 2018, are as follows:

Percent of
Portfolio Composition:	Net Assets
Non-Agency Residential Mortgage Backed Securities	78.6%
Commercial Mortgage Backed Securities	9.0%
Corporate Bonds	5.0%
U.S. Government Treasury	4.0%
Short Term Investment	2.0%
Other Mortgage Backed Securities	1.5%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 78.6%
172,537	ABFC 2004-HE1 Trust, 1M Libor + 2.55%	4.766	10/25/2033	$170,042
176,034	ABFC 2004-OPT1 Trust, 1M Libor + 5.25%	7.466	12/25/2032	174,932
1,306,918	ABFC 2004-OPT3 Trust, 1M Libor + 0.75%	2.966	9/25/2033	1,278,065
481,733	ABFC 2004-OPT4 Trust, 1M Libor + 2.18%	4.391	8/25/2033	457,580
625,577	ABFC 2005-HE1 Trust, 1M Libor + 0.74%	2.951	3/25/2035	593,854
338,700	ACE Securities Corp Home Equity Loan Trust Series 2003-FM1, 1M Libor + 5.25%	7.466	11/25/2032	306,086
447,512	ACE Securities Corp Home Equity Loan Trust Series 2003-HE1, 1M Libor + 5.25%	7.466	11/25/2033	419,722
83,161	ACE Securities Corp Home Equity Loan Trust Series 2003-NC1, 1M Libor + 2.85%	5.066	7/25/2033	82,175
73,566	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 1M Libor + 5.25%	7.466	4/25/2034	54,630
245,351	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 1M Libor + 3.38%	5.591	4/25/2034	202,474
1,330,464	ACE Securities Corp Home Equity Loan Trust Series 2004-OP1, 1M Libor + 3.00%	5.216	4/25/2034	1,244,403
746,249	ACE Securities Corp Home Equity Loan Trust Series 2004-RM2, 1M Libor + 1.40%	3.611	1/25/2035	638,729
3,640,351	ACE Securities Corp Home Equity Loan Trust Series 2005-HE3, 1M Libor + 0.99%	3.206	5/25/2035	2,413,832
1,291,069	ACE Securities Corp Home Equity Loan Trust Series 2005-WF1, 1M Libor + 3.50%	5.716	5/25/2035	1,180,227
151,438	Adjustable Rate Mortgage Trust 2005-4 (B)	4.268	8/25/2035	150,198
209,021	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-1, 1M Libor + 2.78%	4.996	4/25/2034	200,474
372,476	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-1, 1M Libor + 2.33%	4.546	4/25/2034	363,432
453,384	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-3, 1M Libor + 2.85%	5.066	9/25/2034	436,828
459,824	Aegis Asset Backed Securities Trust Mortgage Pass-Through Ctfs Series 2004-4, 1M Libor + 2.85%	5.066	10/25/2034	416,217
1,005,980	AFC Home Equity Loan Trust, 1M Libor + 0.81%	3.026	6/25/2029	909,800
1,001,916	Alliance Bancorp Trust 2007-OA1, 1M Libor + 0.24%	2.456	7/25/2037	906,142
2,604,463	Alternative Loan Trust 2004-29CB	5.500	1/25/2035	404,704
650,533	Alternative Loan Trust 2005-22T1, 1M Libor + 5.07%	2.854	6/25/2035	54,987
127,733	Alternative Loan Trust 2005-24, Federal Reserve U.S. 12 month + 1.31%	3.155	7/20/2035	105,139
167,642	Alternative Loan Trust 2005-36 (B)	3.736	5/25/2033	23,602
594,803	Alternative Loan Trust 2005-56, 1M Libor + 0.32%	2.536	11/25/2035	561,687
1,682,075	Alternative Loan Trust 2005-50CB	6.000	11/25/2035	1,190,940
1,292,155	Alternative Loan Trust 2005-65CB	5.500	12/25/2035	1,204,826
636,894	Alternative Loan Trust 2005-65CB, 1M Libor + 0.75%	2.966	1/25/2036	506,357
703,314	Alternative Loan Trust 2006-36T2, 1M Libor + 0.90%	3.116	12/25/2036	384,826
567,624	Alternative Loan Trust 2006-HY10 (B)	3.598	5/25/2036	505,835
322,577	Alternative Loan Trust 2006-J3	4.750	12/25/2020	285,315
455,223	Alternative Loan Trust 2006- J5	6.500	9/25/2036	250,740
28,930,698	Alternative Loan Trust 2006-OA2 (B)	1.354	5/20/2046	2,142,438
5,397,646	Alternative Loan Trust 2006-OA2	2.375	5/20/2046	4,582,979
8,333,394	Alternative Loan Trust 2006-OA6, 1M Libor + 0.27%	2.486	7/25/2046	6,026,282
4,123,278	Alternative Loan Trust 2006-OA7, Federal Reserve U.S. 12 month + 0.94%	2.785	6/25/2046	3,708,467
1,979,334	Alternative Loan Trust 2006-OA7, Federal Reserve U.S. 12 month + 0.94%	2.785	6/25/2046	1,854,629
51,842,839	Alternative Loan Trust 2006-OA10 (C)	1.696	8/25/2046	2,385,820
2,164,325	Alternative Loan Trust 2006-OA11, 1M Libor + 0.19%	2.406	9/25/2046	1,991,693
2,833,287	Alternative Loan Trust 2006-OA12, 1M Libor + 0.21%	2.375	9/20/2046	2,231,797
302,029	Alternative Loan Trust 2006-OA19, 1M Libor + 0.18%	2.345	2/20/2047	252,421
3,734,522	Alternative Loan Trust 2006-OC6, 1M Libor + 0.16%	2.376	7/25/2036	3,620,749
307,681	Alternative Loan Trust Resecuritization 2006-22R	6.250	5/25/2036	243,837
1,258,653	American Home Mortgage Assets Trust 2005-1, 1M Libor + 0.66%	2.876	11/25/2035	1,062,219
386,611	American Home Mortgage Assets Trust 2006-2, Federal Reserve U.S. 12 month + 0.96%	2.805	9/25/2046	360,250
301,683	American Home Mortgage Assets Trust 2006-2, 1M Libor + 0.19%	2.406	9/25/2046	275,607
1,346,808	American Home Mortgage Assets Trust 2006-4, 1M Libor + 0.21%	2.426	10/25/2046	1,016,958
4,994,498	American Home Mortgage Assets Trust 2006-6, 1M Libor + 0.19%	2.406	12/25/2046	4,470,066
7,950,099	American Home Mortgage Assets Trust 2007-1, Federal Reserve U.S. 12 month + 0.70%	2.545	2/25/2047	5,366,978
337,219	American Home Mortgage Assets Trust 2007-5, 1M Libor + 0.19%	2.406	6/25/2047	312,367
5,704,648	American Home Mortgage Investment Trust 2005-4, 1M Libor + 0.76%	2.976	11/25/2045	4,731,671
957,169	American Home Mortgage Investment Trust 2006-3, 1M Libor + 0.46%	2.676	12/25/2046	477,418
2,639,167	American Home Mortgage Investment Trust 2007-2, 1M Libor + 0.27%	2.486	3/25/2037	1,742,679
437,825	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003 12, 1M Libor + 6.00%	5.395	1/25/2034	494,600
472,517	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003-13, 1M Libor + 5.85%	5.453	1/25/2034	471,985
643,196	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2003-AR2, 1M Libor + 3.05%	5.261	5/25/2033	480,264
1,322,847	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004 R3, 1M Libor + 2.76%	4.976	5/25/2034	1,156,930
198,688	Ameriquest Mortgage Securities Inc Asset-Backed Pass-Through Ctfs Series 2004-R11, 1M Libor + 2.10%	4.316	11/25/2034	186,506
264,015	Amortizing Residential Collateral Trust 2001-BC6, 1M Libor + 2.03%	4.241	10/25/2031	188,742
1,171,717	Amortizing Residential Collateral Trust 2001-BC6, 1M Libor + 1.20%	3.416	10/25/2031	1,137,034
80,248	Amortizing Residential Collateral Trust 2002-BC5, 1M Libor + 1.80%	4.016	7/25/2032	79,298
3,501,954	Amortizing Residential Collateral Trust 2002-BC8, 1M Libor + 2.85%	5.066	11/25/2032	2,927,666
1,322,000	Arbor Realty Commercial Real Estate Notes 2017-FL2 Ltd., 1M Libor + 3.25% , 144A	5.408	8/15/2027	1,340,901

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 78.6% (continued)
621,894	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2003-W4, 144A, 1M Libor + 5.25%	4.693	10/25/2033	$550,767
81,030	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2003-W7, 1M Libor + 2.78%	4.380	1/25/2034	70,923
390,533	Argent Securities Inc Asset-Backed Pass-Through Certificates Series 2004-W1, 1M Libor + 2.18%	4.391	3/25/2034	383,892
401,202	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2004-W5, 1M Libor + 3.23%	5.441	4/25/2034	383,193
200,601	Argent Securities Inc Asset Backed Pass-Through Certificates Series 2004-W5, 1M Libor + 2.93%	5.141	4/25/2034	200,238
341,712	Argent Securities Trust 2006-M2, 1M Libor + 0.15%	2.366	9/25/2036	147,255
4,406,869	Argent Securities Trust 2006-W2, 1M Libor + 0.29%	2.506	3/25/2036	2,724,856
91,009	Asset Backed Securities Corp Home Equity Loan Trust Series 2003-HE4, 1M Libor + 3.00%	4.259	8/15/2033	90,626
517,096	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 4.13%	6.341	6/25/2034	397,154
537,406	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 2.55%	4.766	6/25/2034	462,954
97,092	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE3, 1M Libor + 2.10%	4.316	6/25/2034	94,995
77,724	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE8, 1M Libor + 1.05%	3.266	12/25/2034	75,901
426,997	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE10, 144A, 1M Libor + 2.75%	4.966	9/25/2034	265,646
305,812	Asset Backed Securities Corp Home Equity Loan Trust Series 2004-HE10, 144A, 1M Libor + 1.90%	4.116	9/25/2034	254,531
199,370	Asset Backed Securities Corp Home Equity Loan Trust Series 2005-HE2, 1M Libor + 1.23%	3.446	2/25/2035	180,218
1,359,509	Asset Backed Securities Corp Home Equity Loan Trust Series NC 2005-HE4, 1M Libor + 2.03%	4.241	5/25/2035	1,208,019
5,000,000	Asset Backed Securities Corp Home Equity Loan Trust Series OOMC 2006-HE5, 1M Libor + 0.28%	2.496	7/25/2036	4,118,352
1,759,316	Asset-Backed Pass Through Certificates Series 2002-3, 1M Libor + 3.23%	5.441	8/25/2032	1,091,681
355,569	Asset-Backed Pass-Through Certificates Series 2004-R2, 1M Libor + 2.55%	4.158	4/25/2034	290,706
2,199,781	Asset-Backed Pass-Through Certificates Series 2004-R12, 1M Libor + 1.68%	3.896	1/25/2035	1,948,304
61,497	Banc of America Funding 2004-C Trust (B)	3.883	12/20/2034	57,721
249,331	Banc of America Funding 2005-F Trust (B)	4.421	9/20/2035	232,466
109,167	Banc of America Funding 2005-F Trust, 1M Libor + 0.31%	2.475	9/20/2035	82,807
2,000,000	Banc of America Funding 2006-D Trust, 1M Libor + 0.28%	2.445	5/20/2036	1,067,616
18,729,314	BANK 2017-BNK6 (B)	1.500	7/15/2060	1,723,613
1,984,076	BankUnited Trust 2005-1, 1M Libor + 0.39%	2.606	9/25/2045	1,812,116
2,000,000	Bayview Commercial Mortgage Pass-Through Trust 2006-SP1, 1M Libor + 1.35%, 144A	4.466	4/25/2036	1,392,641
2,430,000	Bayview Financial Mortgage Pass-Through Trust 2005-C, 1M Libor + 1.35%	3.592	6/28/2044	1,880,481
215,244	BCAP LLC Trust 2006-AA2, 1M Libor + 0.17%	2.386	1/25/2037	204,066
392,904	BCMSC Trust 2001-A (B)	8.265	12/15/2030	239,310
686,683	Bear Stearns ALT-A Trust 2003-6 (B)	3.874	1/25/2034	325,110
502,304	Bear Stearns ALT-A Trust 2005-3 (B)	3.930	4/25/2035	473,628
4,796,052	Bear Stearns ALT-A Trust 2005-10, 1M Libor + 0.50%	2.716	1/25/2036	5,057,905
1,695,577	Bear Stearns ALT-A Trust 2006-4 (B)	3.804	8/25/2036	1,412,197
847,362	Bear Stearns ALT-A Trust 2007-2, 1M Libor + 0.17%	2.386	4/25/2037	670,228
53,492	Bear Stearns ARM Trust 2002-1 (B)	4.307	2/25/2024	50,625
164,439	Bear Stearns ARM Trust 2004-6 (B)	4.248	9/25/2034	144,546
167,017	Bear Stearns ARM Trust 2004-7 (B)	4.750	10/25/2034	161,638
149,506	Bear Stearns ARM Trust 2007-4 (B)	3.916	6/25/2047	138,259
69,488	Bear Stearns Asset Backed Securities I Trust 2004-AC5, 1M Libor + 0.40%	2.616	10/25/2034	60,767
633,000	Bear Stearns Asset Backed Securities I Trust 2004-BO1, 1M Libor + 4.00%	6.216	10/25/2034	621,253
293,321	Bear Stearns Asset Backed Securities I Trust 2004-FR2, 1M Libor + 2.85%	5.066	6/25/2034	258,965
499,190	Bear Stearns Asset Backed Securities I Trust 2004-FR3, 1M Libor + 2.85%	4.916	9/25/2034	466,987
912,695	Bear Stearns Asset Backed Securities I Trust 2004-FR3, 1M Libor + 2.70%	5.066	9/25/2034	754,697
227,870	Bear Stearns Asset Backed Securities I Trust 2004-HE6, 1M Libor + 4.13%	5.808	8/25/2034	110,056
182,516	Bear Stearns Asset Backed Securities I Trust 2004-HE7, 1M Libor + 5.63%	7.841	8/25/2034	164,460
195,968	Bear Stearns Asset Backed Securities I Trust 2004-HE7, 1M Libor + 2.10%	4.316	8/25/2034	192,563
758,599	Bear Stearns Asset Backed Securities I Trust 2004-HE8, 1M Libor + 2.63%	4.841	9/25/2034	338,702
587,353	Bear Stearns Asset Backed Securities I Trust 2004-HE8, 1M Libor + 2.10%	4.316	9/25/2034	551,193
410,028	Bear Stearns Asset Backed Securities I Trust 2004-HE9, 1M Libor + 2.63%	4.841	11/25/2034	359,964
1,816,009	Bear Stearns Asset Backed Securities I Trust 2004-HE9, 1M Libor + 2.10%	4.316	11/25/2034	1,800,935
336,324	Bear Stearns Asset Backed Securities I Trust 2004-HE10, 1M Libor + 2.70%	4.916	12/25/2034	338,931
1,119,771	Bear Stearns Asset Backed Securities I Trust 2005-HE4, 1M Libor + 1.88%	4.091	4/25/2035	1,076,837
865,186	Bear Stearns Asset Backed Securities I Trust 2007-HE2, 1M Libor + 0.17%	2.386	3/25/2037	1,143,433
152,374	Bear Stearns Asset Backed Securities Trust (C)	8.410	10/25/2029	157,508
297,698	Bear Stearns Asset Backed Securities Trust (C)	8.220	10/25/2029	298,010
51,739	Bear Stearns Asset Backed Securities Trust, 1M Libor + 5.63%	7.841	7/25/2034	51,689
285,186	Bear Stearns Asset Backed Securities Trust 2003-AC4 (C)	5.658	9/25/2033	262,661
176,474	Bear Stearns Asset Backed Securities Trust 2003-AC5, 1M Libor + 4.88%	7.091	10/25/2033	179,185
114,326	Bear Stearns Asset Backed Securities Trust 2003-AC6, 1M Libor + 2.65%	4.866	11/25/2033	99,772
112,358	Bear Stearns Asset Backed Securities Trust 2004-HE1, 1M Libor + 6.00%	6.313	2/25/2034	99,045
215,809	Bear Stearns Asset Backed Securities Trust 2003-HE1, 1M Libor + 3.38%	5.591	1/25/2034	81,939
86,246	Bear Stearns Asset Backed Securities Trust 2003-HE1, 1M Libor + 2.85%	5.066	1/25/2034	74,943
331,640	Bear Stearns Asset Backed Securities Trust 2004-HE2, 1M Libor + 4.88%	6.196	3/25/2034	329,703

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 78.6% (continued)
59,550	Bear Stearns Asset Backed Securities Trust 2004-HE2, 1M Libor + 2.63%	4.841	3/25/2034	$59,414
283,901	Bear Stearns Asset Backed Securities Trust 2004-HE2, 1M Libor + 2.10%	4.316	3/25/2034	294,172
153,323	Bear Stearns Asset Backed Securities Trust 2004-SD1 (C)	6.000	12/25/2042	148,663
1,125,000	Bear Stearns Asset Backed Securities Trust 2005-SD2, 1M Libor + 3.75%	5.966	12/25/2044	967,032
152,480	Bear Stearns Asset Backed Securities Trust 2007-SD2	6.000	9/25/2046	161,501
589,395	Bear Stearns Mortgage Funding Trust 2006-AR1, 1M Libor + 0.26%	2.476	8/25/2036	1,501,510
973,593	Bear Stearns Mortgage Funding Trust 2006-AR5, 1M Libor + 0.21%	2.426	12/25/2046	2,482,720
779,628	Bear Stearns Mortgage Funding Trust 2006-AR5, 1M Libor + 0.16%	2.376	12/25/2046	746,854
331,347	Bear Stearns Mortgage Funding Trust 2007-AR3, 1M Libor + 0.14%	2.356	3/25/2037	321,912
74,228	Bear Stearns Mortgage Funding Trust 2007-SL1, 1M Libor + 0.32%	2.536	3/25/2037	71,176
98,937	BellaVista Mortgage Trust 2005-2, 1M Libor + 0.25%	2.418	5/20/2045	82,271
4,000,000	Bsprt 2017-Fl1 Issuer Ltd, 144A, 1M Libor + 4.25%	6.408	6/15/2027	4,051,150
3,000,000	BTH-13 Mortgage Backed Securities Trust, 144A, 1M Libor + 2.50%	4.621	8/1/2021	3,007,474
2,000,000	BTH-20 Mortgage-Backed Securities Trust, 144A, 1M Libor + 2.50%	4.665	9/21/2020	2,003,507
304,190	Carrington Mortgage Loan Trust Series 2004-NC1, 1M Libor + 2.33%	4.541	5/25/2034	283,960
1,262,364	Carrington Mortgage Loan Trust Series 2005-NC1, 1M Libor + 1.17%	3.386	2/25/2035	944,282
1,116,074	Carrington Mortgage Loan Trust Series 2006-FRE1, 1M Libor + 0.25%	2.466	4/25/2036	917,957
1,808,658	Carrington Mortgage Loan Trust Series 2006-NC4, 1M Libor + 0.16%	2.376	10/25/2036	1,704,244
594,660	Carrington Mortgage Loan Trust Series 2006-RFC1, 1M Libor + 0.15%	2.366	5/25/2036	595,984
500,000	Carrington Mortgage Loan Trust Series 2007-FRE1, 1M Libor + 0.26%	2.476	2/25/2037	466,334
2,729,691	CBA Commercial Small Balance Commercial Mortgage, 144A (C)	5.540	1/25/2039	2,287,963
2,825,636	C-BASS 2007-CB1 TRUST (C)	3.633	1/25/2037	1,415,543
1,031,786	C-BASS 2007-CB1 TRUST (C)	3.633	1/25/2037	516,976
305,219	C-BASS 2007-CB1 TRUST, 1M Libor + 0.07%	2.286	1/25/2037	142,484
792,273	CDC Mortgage Capital Trust 2003-HE2, 1M Libor + 2.85%	5.066	10/25/2033	783,524
178,203	CDC Mortgage Capital Trust 2003-HE3, 1M Libor + 2.63%	4.841	11/25/2033	175,565
581,470	CDC Mortgage Capital Trust 2004-HE1, 1M Libor + 1.80%	4.016	6/25/2034	531,607
1,147,821	CDC Mortgage Capital Trust 2004-HE3, 1M Libor + 1.80%	4.016	11/25/2034	1,018,176
1,887,817	CDC Mortgage Capital Trust 2004-HE3, 1M Libor + 0.92%	3.131	11/25/2034	1,873,804
422,998	Centex Home Equity Loan Trust 2001-b (C)	7.330	7/25/2032	362,983
1,251,880	Centex Home Equity Loan Trust 2004-B, 1M Libor + 1.58%	3.791	3/25/2034	1,200,339
160,434	Centex Home Equity Loan Trust 2004-D, 1M Libor + 1.00%	3.216	9/25/2034	155,542
352,955	Centex Home Equity Loan Trust 2004-D, 1M Libor + 0.69%	2.906	9/25/2034	352,303
50,274	Chase Funding Loan Acquisition Trust Series 2004-OPT1, 1M Libor + 2.40%	4.616	6/25/2034	50,213
154,556	Chase Funding Trust Series 2003-3	4.885	5/25/2032	100,147
245,029	Chase Mortgage Finance Trust Series 2005-S3	5.500	11/25/2035	238,923
77,539	Chase Mortgage Finance Trust Series 2007-A1 (B)	4.105	2/25/2037	74,327
214,536	Chase Mortgage Finance Trust Series 2007-A1 (B)	4.274	2/25/2037	216,210
2,700,000	ChaseFlex Trust Series 2007-2, 1M Libor + 0.40%	2.616	5/25/2037	2,443,467
1,239,630	Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2007-2, 144A, 1M Libor + 0.18%	2.396	5/25/2048	1,003,345
159,574	Chevy Chase Mortgage Funding Corp. Adj% (B)	2.536	5/25/2035	158,035
813,903	CHL Mortgage Pass-Through Trust 2003-58 (B)	3.879	2/19/2034	804,720
77,870	CHL Mortgage Pass-Through Trust 2004-2 (B)	3.604	3/25/2034	70,375
1,399,107	CHL Mortgage Pass-Through Trust 2004-6 (B)	4.158	5/25/2034	1,263,580
100,533	CHL Mortgage Pass-Through Trust 2005-11 (B)	2.726	4/25/2035	82,482
74,716	CHL Mortgage Pass-Through Trust 2005-11, 1M Libor + 0.27%	2.486	4/25/2035	75,129
647,660	CHL Mortgage Pass-Through Trust 2005-14	5.500	7/25/2035	422,797
650,202	CHL Mortgage Pass-Through Trust 2005-2, 1M Libor + 0.68%	2.896	3/25/2035	613,879
180,011	CHL Mortgage Pass-Through Trust 2007-HYB2 (B)	3.651	2/25/2047	162,538
210,018	Citicorp Mortgage Securities Trust Series 2006-4	6.000	8/25/2036	145,024
131,228	Citicorp Mortgage Securities Trust Series 2007-7 **	0.000	8/25/2037	104,639
1,612,500	Citicorp Residential Mortgage Trust Series 2006-1 (C)	5.237	7/25/2036	1,601,823
5,383,988	Citicorp Residential Mortgage Trust Series 2006-2 (C)	5.453	9/25/2036	658,404
40,298,466	Citigroup Commercial Mortgage Trust 2015-GC27 (B), 144A	1.575	2/10/2048	2,668,051
443,119	Citigroup Global Markets Mortgage Securities VII, Inc., 1M Libor + 1.35%	3.566	1/25/2032	442,124
335,102	Citigroup Mortgage Loan Trust 2005-3 (B)	4.367	8/25/2035	260,096
3,197,238	Citigroup Mortgage Loan Trust 2006-AMC1, 1M Libor + 0.26%	2.476	9/25/2036	2,732,679
1,700,000	Citigroup Mortgage Loan Trust 2006-HE1, 1M Libor + 0.75%	2.966	1/25/2036	1,417,414
2,401,000	Citigroup Mortgage Loan Trust 2007-2	6.000	11/25/2036	2,128,173
122,734	Citigroup Mortgage Loan Trust 2007-AMC2, 1M Libor + 0.08%	2.296	1/25/2037	89,374
144,575	Citigroup Mortgage Loan Trust 2007-AR8 (B)	4.188	7/25/2037	145,480
478,267	Citigroup Mortgage Loan Trust 2007-OPX1 (C)	6.333	1/25/2037	336,277
301,312	Citigroup Mortgage Loan Trust Inc (B)	3.894	2/25/2034	303,894
60,451	Citigroup Mortgage Loan Trust Inc (B)	4.214	3/25/2034	60,625

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 78.6% (continued)
465,453	Citigroup Mortgage Loan Trust Inc, 1M Libor + 1.86%	4.076	2/25/2035	$430,840
598,985	Citigroup Mortgage Loan Trust Inc, 1M Libor + 1.10%	3.311	2/25/2035	575,826
4,806,776	Citigroup Mortgage Loan Trust Inc, 1M Libor + 0.65%	2.866	10/25/2035	1,545,147
928,412	Citigroup Mortgage Loan Trust Inc., 1M Libor + 0.26%	2.476	11/25/2035	754,958
122,001	CitiMortgage Alternative Loan Trust Series 2007-A1	6.000	1/25/2037	114,703
212,478	Countrywide Asset-Backed Certificates, 1M Libor + 3.38%, 144A	5.591	3/25/2032	210,054
558,011	Countrywide Asset-Backed Certificates, 1M Libor + 2.25%	4.466	11/25/2032	460,073
841,422	Countrywide Asset-Backed Certificates, 1M Libor + 2.63%	4.841	12/25/2032	633,374
321,147	Countrywide Asset-Backed Certificates, 1M Libor + 2.55%	4.766	4/25/2033	317,567
459,690	Countrywide Asset-Backed Certificates, 1M Libor + 2.10%	4.316	8/25/2033	449,467
841,696	Countrywide Asset-Backed Certificates, 1M Libor + 1.02%	3.236	9/25/2033	773,436
344,525	Countrywide Asset-Backed Certificates, 1M Libor + 1.95%	4.166	3/25/2034	341,901
21,925	Countrywide Asset-Backed Certificates, 1M Libor + 2.25%	4.466	7/25/2034	21,813
63,577	Countrywide Asset-Backed Certificates, 1M Libor + 1.88%	4.091	10/25/2034	56,554
610,811	Countrywide Asset-Backed Certificates, 1M Libor + 0.50%	2.716	3/25/2036	559,301
270,133	Countrywide Asset-Backed Certificates (B)	4.773	7/25/2036	272,387
117,557	Countrywide Asset-Backed Certificates, 1M Libor + 0.13%	2.346	12/25/2036	114,610
2,850,595	Countrywide Asset-Backed Certificates, 1M Libor + 0.14%	2.356	3/25/2037	2,635,999
78,468	Countrywide Asset-Backed Certificates, 1M Libor + 0.38%	2.596	5/25/2037	73,702
3,112,300	Countrywide Asset-Backed Certificates, 1M Libor + 0.45%	2.376	1/25/2046	3,072,485
1,618,559	Countrywide Asset-Backed Certificates, 144A, 1M Libor + 0.45%	2.666	3/25/2047	1,249,075
416,959	Credit Suisse First Boston Mortgage Securities Corp. (B)	4.358	6/25/2032	414,993
233,199	Credit Suisse First Boston Mortgage Securities Corp, 1M Libor + 2.00%	4.216	10/25/2032	231,896
170,032	Credit Suisse First Boston Mortgage Securities Corp. (B)	4.214	3/25/2033	161,135
114,483	Credit Suisse First Boston Mortgage Securities Corp, 1M Libor + 3.25%	4.873	4/25/2034	113,239
231,084	Credit Suisse First Boston Mortgage Securities Corp., 1M Libor + 2.00%	4.216	2/25/2035	217,722
1,360,918	Credit-Based Asset Servicing And Securities	5.966	5/25/2050	1,292,457
928,113	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.95%	4.166	4/25/2032	839,802
573,151	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 3.00%	5.216	5/25/2032	563,333
505,944	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 5.63%	7.841	10/25/2032	461,802
219,583	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.43%	3.641	1/25/2033	218,650
30,402	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.91%	4.121	3/25/2033	29,601
221,578	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 3.75%, 144A	4.043	3/25/2034	228,787
108,178	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 3.00%	4.043	3/25/2034	110,183
145,075	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 4.88%	4.043	3/25/2034	177,206
69,921	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 1.10%	3.311	1/25/2035	69,819
363,000	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.63%	2.846	7/25/2035	333,676
324,485	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 2.70%	4.916	7/25/2035	324,778
3,505,000	Credit-Based Asset Servicing & Securitization LLC, 144A (C)	6.000	9/25/2035	2,799,621
85,976	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.80%	3.011	12/25/2035	86,450
2,920,000	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.70%, 144A	2.916	7/25/2036	2,813,417
445,000	Credit-Based Asset Servicing & Securitization LLC (C)	4.169	4/25/2037	362,830
1,284,767	Credit-Based Asset Servicing & Securitization LLC, 1M Libor + 0.34%, 144A	2.556	7/25/2037	884,622
1,525,273	Credit-Based Asset Servicing & Securitization LLC (B)	7.204	1/25/2039	1,484,282
156,768	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-10 (B)	5.750	5/25/2033	144,429
694,320	CSFB Mortgage-Backed Trust Series 2004-7 (B)	5.940	11/25/2034	312,537
441,912	CWABS Asset-Backed Certificates Trust 2005-1 (B)	5.555	7/25/2035	423,835
783,000	CWABS Asset-Backed Certificates Trust 2005-4 (B)	4.588	7/25/2035	486,144
5,000,000	CWABS Asset-Backed Certificates Trust 2005-7 (B)	5.115	10/25/2035	4,696,818
363,701	CWABS Asset-Backed Certificates Trust 2005-11 (B)	4.442	3/25/2034	366,687
256,800	CWABS Inc Asset-Backed Certificates Series 2004-1, 1M Libor + 1.80%	4.016	12/25/2033	257,022
2,113,923	CWABS Inc Asset-Backed Certificates Trust 2004-4, 1M Libor + 4.50%	6.716	8/25/2033	1,841,753
13,488	CWABS Inc Asset-Backed Certificates Trust 2004-5, 1M Libor + 3.00%	5.216	4/25/2034	13,024
308,073	CWABS Inc Asset-Backed Certificates Trust 2004-5, 1M Libor + 2.33%	4.541	5/25/2034	298,900
144,542	CWABS Inc Asset-Backed Certificates Trust 2004-5, 1M Libor + 0.86%	3.071	8/25/2034	141,913
4,069,430	CWHEQ Revolving Home Equity Loan Trust Series 2005-B, 1M Libor + 0.18%	2.338	5/15/2035	3,944,518
798,059	CWHEQ Revolving Home Equity Loan Trust Series 2006-D, 1M Libor + 0.20%	2.358	5/15/2036	756,653
2,449,976	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5/DE	2.616	8/25/2047	1,897,237
1,239,810	Deutsche Mtge Securities Adj% (B)	2.325	5/28/2037	237,988
33,719	DSLA Mortgage Loan Trust 2004-AR3, 1M Libor + 1.65%	3.818	8/25/2035	30,072
108,023	DSLA Mortgage Loan Trust 2005-AR1, 1M Libor + 0.33%	2.498	2/19/2045	20,427
1,230,045	DSLA Mortgage Loan Trust 2005-AR1, 1M Libor + 0.18%	2.348	4/19/2047	1,103,895
1,007,443	Emc Mortgage Trust Loan Trust Adj% (B)	4.766	5/25/2039	802,416
396,837	EquiFirst Mortgage Loan Trust 2004-3, 1M Libor + 3.90%	6.116	12/25/2034	189,695

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 78.6% (continued)
681,206	EquiFirst Mortgage Loan Trust 2004-3, 1M Libor + 2.63%	4.841	12/25/2034	$648,055
850,860	EquiFirst Mortgage Loan Trust 2005-1, 1M Libor + 1.80%	4.016	4/25/2035	733,697
13,322,447	Fannie Mae REMICS, 1M Libor + 6.05%	3.834	3/25/2039	934,151
17,502,577	Fannie Mae REMICS, 1M Libor + 6.15%	3.934	4/25/2040	1,586,033
4,009,156	Fannie Mae REMICS, 1M Libor + 6.58%	4.364	8/25/2041	426,267
10,206,585	Fannie Mae REMICS, 1M Libor + 6.05%	3.834	3/25/2047	1,591,044
8,402,114	Fannie Mae REMICS, 1M Libor + 6.05%	3.834	3/25/2047	1,321,315
6,976,165	Fannie Mae REMICS, 1M Libor + 6.15%	3.934	9/25/2047	1,281,807
8,030,943	Fannie Mae REMICS, 1M Libor + 6.20%	3.984	12/25/2047	1,513,522
281,641	FBR Securitization Trust, 1M Libor + 0.68%	2.891	10/25/2035	202,929
582,544	Finance America Mortgage Loan Trust 2004-1, 1M Libor + 2.18%	4.391	6/25/2034	478,097
123,176	Finance America Mortgage Loan Trust 2004-1, 1M Libor + 1.73%	3.941	6/25/2034	118,548
135,821	First Franklin Mortgage Loan Asset Backed Certificates, 1M Libor + 2.10%	4.316	5/25/2034	115,693
242,293	First Franklin Mortgage Loan Trust 2002-FFA, 1M Libor + 2.00%	4.216	9/25/2032	244,699
640,958	First Franklin Mortgage Loan Trust 2002-FF4, 1M Libor + 1.58%	3.791	2/25/2033	499,212
934,819	First Franklin Mortgage Loan Trust 2003-FFH1, 1M Libor + 2.63%	4.841	9/25/2033	859,848
392,013	First Franklin Mortgage Loan Trust 2003-FFH2, 1M Libor + 2.37%	4.586	2/25/2034	368,226
591,477	First Franklin Mortgage Loan Trust 2004-FF5, 1M Libor + 2.40%	4.616	8/25/2034	563,418
736,203	First Franklin Mortgage Loan Trust 2004-FF7 (C)	5.500	9/25/2034	504,307
337,359	First Franklin Mortgage Loan Trust 2004-FF7, 1M Libor + 2.18%	4.391	9/25/2034	340,822
1,310,775	First Franklin Mortgage Loan Trust 2004-FF8, 1M Libor + 1.43%	3.641	10/25/2034	1,296,022
87,842	First Franklin Mortgage Loan Trust 2004-FFB (B)	4.810	6/25/2024	87,437
5,615,172	First Franklin Mortgage Loan Trust 2005-FF9, 1M Libor + 0.54%	2.756	10/25/2035	5,529,962
3,780,000	First Franklin Mortgage Loan Trust 2006-FF5, 1M Libor + 0.27%	2.486	4/25/2036	2,611,004
5,458,820	First NLC Trust 2005-1, 1M Libor + 0.65%	2.624	5/25/2035	4,784,231
1,609,484	First NLC Trust 2007-1, 144A, 1M Libor + 0.65%	2.496	8/25/2037	1,013,316
1,910,633	Freddie Mac Military Housing Bonds Resecuritization Trust Certificates 2015-R1, 144A (B)	5.932	11/25/2052	1,824,654
3,504,794	Freddie Mac REMICS, 1M Libor + 6.70%	4.542	2/15/2042	441,963
8,211,631	Freddie Mac REMICS, 1M Libor + 6.10%	3.942	12/15/2044	1,209,678
4,370,467	Freddie Mac REMICS, 1M Libor + 6.10%	3.942	5/15/2047	762,812
5,662,450	Freddie Mac REMICS, 1M Libor + 6.10%	3.942	6/15/2047	1,007,675
13,651,307	Freddie Mac REMICS, 1M Libor + 6.15%	3.992	9/15/2047	2,347,617
11,731,000	Freddie Mac REMICS, 1M Libor + 6.20%	4.042	5/15/2048	2,001,703
212,265	Fremont Home Loan Trust 2004-1, 1M Libor + 0.83%	3.041	2/25/2034	210,033
40,418	Fremont Home Loan Trust 2004-B, 1M Libor + 2.33%	4.541	5/25/2034	38,472
517,731	Fremont Home Loan Trust 2004-C, 1M Libor + 1.73%	3.941	8/25/2034	455,725
269,388	GE Business Loan Trust 2006-1, 144A, 1M Libor + 0.42%	2.578	5/15/2034	251,604
552,246	GE Business Loan Trust 2006-1, 144A, 1M Libor + 0.20%	2.358	5/15/2034	536,285
661,469	GE Capital Mortgage Services Corp. 1999-HE3 Trust (B)	7.775	10/25/2029	702,180
270,411	Ge Capital Mtg Services Inc Adj% (B)	7.905	7/25/2029	135,596
1,950,792	GE Commercial Mortgage Corp Series 2007-C1 Trust (B)	5.606	12/10/2049	1,946,784
1,710,564	Global Mortgage Securitization Ltd. , 1M Libor + 0.27%	2.486	4/25/2032	1,673,343
3,123,200	Global Mortgage Securitization Ltd.	5.250	4/25/2032	3,074,730
1,065,830	GMACM Mortgage Loan Trust 2004-GH1 (C)	5.000	7/25/2035	1,006,630
10,860,607	Government National Mortgage Association (B)	1.349	3/16/2047	441,920
11,872,231	Government National Mortgage Association (B)	0.720	2/16/2051	577,919
8,815,425	Government National Mortgage Association (B)	0.593	8/16/2051	361,755
57,406,444	Government National Mortgage Association (B)	0.488	11/16/2052	1,517,933
17,513,715	Government National Mortgage Association (B)	0.782	10/16/2053	595,186
24,604,550	Government National Mortgage Association (B)	0.742	2/16/2059	1,701,060
34,719,883	Government National Mortgage Association (B)	0.478	1/16/2060	1,698,450
130,102	GreenPoint Mortgage Funding Trust 2006-AR3, 1M Libor + 0.23%	2.446	4/25/2036	163,486
614,164	GreenPoint Mortgage Loan Trust 2004-1, 1M Libor + 0.58%	2.791	10/25/2034	574,098
4,176,000	GSAA Home Equity Trust 2005-6, 1M Libor + 1.20%	3.416	6/25/2035	3,062,223
82,621	GSAA Home Equity Trust 2006-3, 1M Libor + 0.08%	2.296	3/25/2036	50,379
1,692,000	GSAA Trust (C)	5.760	11/25/2034	1,624,173
77,755	GSAMP Trust 2003-FM1, 1M Libor + 2.78%	4.940	3/20/2033	78,617
614,438	GSAMP Trust 2003-HE2, 1M Libor + 4.43%	6.641	8/25/2033	648,002
178,106	GSAMP Trust 2003-SEA, 1M Libor + 4.25%, 144A	6.466	2/25/2033	178,245
662,795	GSAMP Trust 2004-HE2, 1M Libor + 3.23%	4.432	9/25/2034	360,628
141,461	GSAMP Trust 2004-HE2, 1M Libor + 1.65%	3.866	9/25/2034	139,004
83,148	GSAMP Trust 2004-OPT, 1M Libor + 2.48%	3.885	11/25/2034	58,041
89,597	GSAMP Trust 2004-WF, 1M Libor + 2.55%	4.691	10/25/2034	76,711
1,600,000	GSAMP Trust 2005-SD2, 1M Libor + 1.45%, 144A	3.666	4/25/2035	1,198,007

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 78.6% (continued)
6,075,712	GSAMP Trust 2006-HE3, 1M Libor + 0.28%	2.496	5/25/2046	$4,215,593
1,332,167	GSAMP Trust 2007-FM1, 1M Libor + 0.12%	2.336	12/25/2036	821,887
2,126,778	GSMPS Mortgage Loan Trust 2003-3, (B) 144A	7.079	6/25/2043	698,129
181,119	GSR Mortgage Loan Trust 2003-2F	4.750	3/25/2032	176,737
34,400	GSR Mortgage Loan Trust 2004-7 (B)	3.608	6/25/2034	33,006
2,970,639	GSR Mortgage Loan Trust 2006-4F,1M Libor + 0.35%	2.566	5/25/2036	617,385
1,373,362	GSR Mortgage Loan Trust 2006-9F, 1M Libor + 0.35%	2.566	10/25/2036	468,188
30,410	GSR Mortgage Loan Trust 2006-AR2 (B)	3.601	4/25/2036	27,826
1,882,363	GSR Mortgage Loan Trust 2006-OA1, 1M Libor + 0.26%	2.476	8/25/2046	1,105,768
628,257	HarborView Mortgage Loan Trust 2004-8, 1M Libor + 0.94%	3.108	11/19/2034	282,180
6,562,299	HarborView Mortgage Loan Trust 2005-13, 1M Libor + 0.56%	2.728	2/19/2036	5,665,303
6,644,433	HarborView Mortgage Loan Trust 2006-8, 1M Libor + 0.19%	2.372	7/21/2036	6,090,789
9,245,692	HarborView Mortgage Loan Trust 2006-10, 1M Libor + 0.24%	2.408	11/19/2036	7,758,209
9,581,954	HarborView Mortgage Loan Trust 2007-1, 1M Libor + 0.18%	2.348	3/19/2037	7,333,649
2,682,902	Helios Issuer LLC Series 2017-1, 144A	8.000	9/20/2049	2,745,133
237,122	Home Equity Asset Trust, 1M Libor + 2.55%	4.766	3/25/2033	234,853
1,333,643	Home Equity Asset Trust, 1M Libor + 3.50%	5.716	3/25/2034	1,208,280
263,366	Home Equity Asset Trust, 1M Libor + 2.50%	4.716	4/25/2034	249,338
601,135	Home Equity Asset Trust, 1M Libor + 2.60%	4.816	8/25/2034	765,346
770,660	Home Equity Asset Trust, 1M Libor + 1.50%	3.716	3/25/2035	760,287
273,508	Home Equity Asset Trust 2002-2, 1M Libor + 1.85%	4.066	6/25/2032	250,675
876,386	Home Equity Asset Trust 2004-4, 1M Libor + 2.75%	4.966	10/25/2034	856,988
215,407	Home Equity Asset Trust 2004-6, 1M Libor + 1.65%	3.866	12/25/2034	212,012
229,083	Home Equity Asset Trust 2006-2, 1M Libor + 0.38%, 144A	2.596	5/25/2036	213,465
137,000	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-D, 1M Libor + 0.44%	2.656	3/25/2036	129,054
515,478	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2001-C, 1M Libor + 2.18%	4.391	12/25/2032	402,396
140,184	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2003-A (C)	5.945	4/25/2033	143,809
544,195	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-B, 1M Libor + 3.15%	5.044	11/25/2034	546,984
467,394	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-B, 1M Libor + 2.18%	4.391	11/25/2034	467,432
464,872	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 1M Libor + 2.63%	4.841	3/25/2035	419,913
413,900	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 1M Libor + 1.88%	4.091	3/25/2035	379,090
209,310	Home Equity Mortgage Loan Asset-Backed Trust Series SPMD 2004-C, 1M Libor + 1.43%	3.641	3/25/2035	198,498
320,108	HomeBanc Mortgage Trust 2004-2, 1M Libor + 0.98%	3.191	12/25/2034	303,094
1,131,430	HomeBanc Mortgage Trust 2005-1, 1M Libor + 1.25%	3.466	3/25/2035	1,060,964
453,975	IMC Home Equity Loan Trust 1998-1 (C)	7.530	6/20/2029	441,985
9,083	IMC Home Equity Loan Trust 1998-5 (C)	6.560	3/15/2037	9,300
165,921	Impac CMB Trust Series 2004-4, 1M Libor + 2.25%	4.466	9/25/2034	164,302
229,950	Impac CMB Trust Series 2004-6, 1M Libor + 1.95%	4.166	10/25/2034	212,347
919,986	Impac CMB Trust Series 2004-11, 1M Libor + 0.74%	2.956	3/25/2035	897,074
133,214	Impac CMB Trust Series 2005-2, 1M Libor + 2.48%	4.691	4/25/2035	127,678
155,416	Impac CMB Trust Series 2005-2, 1M Libor + 1.13%	3.341	4/25/2035	145,317
1,217,373	Impac CMB Trust Series 2005-2, 1M Libor + 0.77%	2.981	4/25/2035	1,097,715
75,146	Impac CMB Trust Series 2005-2, 1M Libor + 0.74%	2.951	4/25/2035	70,980
375,732	Impac CMB Trust Series 2005-3, 1M Libor + 0.65%	2.861	4/25/2035	363,630
134,269	Impac CMB Trust Series 2005-3, 1M Libor + 0.60%	2.816	8/25/2035	109,891
83,124	Impac CMB Trust Series 2005-6, 1M Libor + 3.38%	5.591	10/25/2035	83,016
86,804	Impac Secured Assets CMN Owner Trust	6.500	4/25/2033	76,948
4,070,696	Impac Secured Assets Corp Series 2004-4, 1M Libor + 1.65%	3.866	2/25/2035	3,472,028
108,106	IndyMac INDX Mortgage Loan Trust 2004-AR5, 1M Libor + 0.80%	3.016	8/25/2034	99,839
1,858,170	IndyMac INDX Mortgage Loan Trust 2004-AR6 (B)	4.465	10/25/2034	1,874,678
1,921,629	IndyMac INDX Mortgage Loan Trust 2004-AR14, 1M Libor + 0.72%	2.936	1/25/2035	1,714,895
6,287,250	IndyMac INDX Mortgage Loan Trust 2005-AR18, 1M Libor + 0.31%	2.526	10/25/2036	5,104,048
99,332	IndyMac INDX Mortgage Loan Trust 2006-AR6, 1M Libor + 0.20%	2.416	6/25/2046	86,102
1,425,282	IndyMac INDX Mortgage Loan Trust 2006-AR29, 1M Libor + 0.17%	2.386	11/25/2036	1,377,398
352,693	IndyMac INDX Mortgage Loan Trust 2006-AR29, 1M Libor + 0.08%	2.296	11/25/2036	339,672
793,727	JP Morgan Alternative Loan Trust (B)	3.759	5/25/2036	681,734
903,144	JP Morgan Mortgage Trust 2005-A1 (B)	4.196	2/25/2035	808,954
200,121	JP Morgan Mortgage Trust 2006-A6 (B)	3.973	10/25/2036	174,474
437,041	JP Morgan Mortgage Trust 2006-A7 (B)	3.819	1/25/2037	422,202
206,492	JP Morgan Mortgage Trust 2006-S3	6.500	8/25/2036	158,128
5,000,000	Lehman Brothers Small Balance Commercial Mortgage Trust 2007-2, 1M Libor + 0.80%, 144A	2.816	6/25/2037	3,888,820
85,940	Lehman Mortgage Trust 2005-3	6.000	1/25/2036	84,763
4,503,548	Lehman XS Trust Series 2005-5N, Federal Reserve U.S. 12 month + 0.36%	2.576	11/25/2035	4,032,085
7,658,797	Lehman XS Trust Series 2005-9N, 1M Libor + 1.06%	2.905	2/25/2036	7,209,495

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 78.6% (continued)
90,717	Lehman XS Trust Series 2006-18N, 1M Libor + 0.17%	2.386	12/25/2036	$106,813
132,611	Lehman XS Trust Series 2007-1, 1M Libor + 0.23%	2.446	2/25/2037	93,038
930,830	Lehman XS Trust Series 2007-7N, 1M Libor + 0.24%	2.456	6/25/2047	847,974
1,524,765	Lehman XS Trust Series 2007-12N, 1M Libor + 0.20%	2.416	7/25/2047	1,462,756
297,152	Lehman XS Trust Series 2007-16N, 1M Libor + 0.85%	3.066	9/25/2047	287,934
4,000,000	Loancore 2018-Cre1 Issuer, Ltd. Adj% (B)	5.108	5/15/2028	4,069,608
5,200,000	Long Beach Mortgage Loan Trust 2001-2, 1M Libor + 1.95%	3.909	7/25/2031	379,166
314,200	Long Beach Mortgage Loan Trust 2001-4, 1M Libor + 2.48%	4.691	3/25/2032	322,207
60,513	Long Beach Mortgage Loan Trust 2003-3, 1M Libor + 2.78%	4.991	7/25/2033	61,132
226,773	Long Beach Mortgage Loan Trust 2003-4, 1M Libor + 2.63%	4.841	8/25/2033	237,497
54,888	Long Beach Mortgage Loan Trust 2004-4, 1M Libor + 1.65%	3.866	10/25/2034	53,659
70,706	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.95%	4.166	9/25/2034	71,986
140,310	Long Beach Mortgage Loan Trust 2004-5, 1M Libor + 1.80%	4.016	9/25/2034	140,206
4,513,470	Long Beach Mortgage Loan Trust 2005-1, 1M Libor + 1.43%	3.641	2/25/2035	4,385,274
635,599	MASTR Adjustable Rate Mortgages Trust 2004-10 (B)	4.308	10/25/2034	377,333
294,059	MASTR Alternative Loan Trust 2006-2, 1M Libor + 0.40%	2.616	3/25/2036	57,491
452,399	MASTR Alternative Loan Trust 2006-2, 1M Libor + 0.35%	2.566	3/25/2036	87,254
77,786	Mastr Asset Backed Securities Trust 2004-WMC3, 1M Libor + 0.96%	3.176	10/25/2034	77,654
138,004	Mastr Asset Backed Securities Trust 2005-NC1, 1M Libor + 1.20%	3.416	12/25/2034	134,259
122,013	MASTR Asset Securitization Trust 2004-3	5.500	3/25/2034	113,752
332,556	Mastr Specialized Loan Trust, 144A (C)	5.750	7/25/2035	335,970
1,246,601	Merrill Lynch Alternative Note Asset Trust Series 2007-OAR4, 1M Libor + 0.25%	2.466	8/25/2037	1,169,424
835,052	Merrill Lynch Mortgage Investors Trust Series 2003-HE1, 1M Libor + 2.48%	4.691	7/25/2034	815,066
228,992	Merrill Lynch Mortgage Investors Trust Series 2004-HE2, 1M Libor + 4.35%	6.566	8/25/2035	203,416
491,885	Merrill Lynch Mortgage Investors Trust Series 2004-WMC2, 1M Libor + 2.78%	4.991	12/25/2034	470,732
828,187	Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, 1M Libor + 5.63%, 144A	7.841	9/25/2035	788,496
677,127	Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, 1M Libor + 0.80%	3.011	9/25/2035	675,731
864,415	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 (B)	4.528	9/25/2037	673,711
18,994	Merrill Lynch Mortgage Investors Trust Series MLCC 2007-3 (B)	4.250	9/25/2037	18,201
116,983	Merrill Lynch Mortgage Investors Trust Series MLMI 2004-A1 (B)	3.852	2/25/2034	109,146
197,506	Morgan Stanley ABS Capital I Inc Trust 2001-WF1, 1M Libor + 2.85%	3.791	9/25/2031	199,800
83,858	Morgan Stanley ABS Capital I Inc Trust 2003-HE1, 1M Libor + 2.85%	5.066	5/25/2033	82,175
703,110	Morgan Stanley ABS Capital I Inc Trust 2003-NC5, 1M Libor + 4.95%	7.166	4/25/2033	691,527
231,492	Morgan Stanley ABS Capital I Inc Trust 2003-NC7, 1M Libor + 5.63%	7.841	6/25/2033	229,721
568,546	Morgan Stanley ABS Capital I Inc Trust 2003-NC8, 1M Libor + 5.63%	7.841	9/25/2033	486,419
420,215	Morgan Stanley ABS Capital I Inc Trust 2003-NC8, 1M Libor + 5.40%	7.616	9/25/2033	390,772
732,187	Morgan Stanley ABS Capital I Inc Trust 2003-NC10, 1M Libor + 5.63%	7.841	10/25/2033	750,356
19,356	Morgan Stanley ABS Capital I Inc Trust 2004-HE4, 1M Libor + 3.15%	5.366	5/25/2034	19,632
1,365,296	Morgan Stanley ABS Capital I Inc Trust 2004-HE6, 1M Libor + 2.03%	4.241	8/25/2034	1,245,762
112,479	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 1M Libor + 2.70%	4.916	9/25/2034	108,946
538,144	Morgan Stanley ABS Capital I Inc Trust 2004-HE8, 1M Libor + 1.95%	4.166	9/25/2034	519,643
1,740,224	Morgan Stanley ABS Capital I Inc Trust 2004-HE9, 1M Libor + 1.58%	3.791	11/25/2034	1,616,476
54,907	Morgan Stanley ABS Capital I Inc Trust 2004-NC7, 1M Libor + 1.73%	3.941	7/25/2034	53,492
69,219	Morgan Stanley ABS Capital I Inc Trust 2004-NC8, 1M Libor + 2.78%	4.991	9/25/2034	68,862
479,348	Morgan Stanley ABS Capital I Inc Trust 2004-NC8, 1M Libor + 1.88%	4.091	9/25/2034	471,752
178,306	Morgan Stanley ABS Capital I Inc Trust 2004-OP1, 1M Libor + 1.58%	3.791	11/25/2034	171,318
1,017,965	Morgan Stanley ABS Capital I Inc Trust 2004-OP1, 1M Libor + 1.43%	3.641	11/25/2034	1,008,452
1,350,834	Morgan Stanley ABS Capital I Inc Trust 2004-WMC3, 1M Libor + 1.43%	3.641	1/25/2035	1,223,037
1,443,340	Morgan Stanley ABS Capital I Inc Trust 2005-HE1, 1M Libor + 1.31%	3.521	12/25/2034	1,387,325
492,840	Morgan Stanley ABS Capital I Inc Trust 2005-HE2, 1M Libor + 1.02%	3.236	1/25/2035	422,084
312,669	Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 1M Libor + 1.88%	4.091	1/25/2035	294,879
1,100,106	Morgan Stanley ABS Capital I Inc Trust 2005-NC1, 1M Libor + 1.10%	3.311	1/25/2035	1,013,507
2,030,810	Morgan Stanley ABS Capital I Inc Trust 2005-NC2, 1M Libor + 1.04%	3.251	3/25/2035	908,450
1,610,635	Morgan Stanley ABS Capital I Inc Trust 2005-WMC2, 1M Libor + 0.98%	3.191	2/25/2035	1,240,425
200,000	Morgan Stanley ABS Capital I Inc Trust 2005-WMC4, 1M Libor + 1.05%	3.266	4/25/2035	196,045
544,798	Morgan Stanley ABS Capital I Inc Trust 2006-HE7, 1M Libor + 0.23%	2.446	9/25/2036	342,817
7,500,000	Morgan Stanley ABS Capital I Inc Trust 2006-WMC1, 1M Libor + 0.38%	2.596	12/25/2035	6,204,422
378,553	Morgan Stanley ABS Capital I Inc Trust 2007-HE3, 1M Libor + 0.06%	2.276	12/25/2036	238,988
92,567	Morgan Stanley Dean Witter Capital Adj% (B)	5.741	4/25/2033	83,991
88,590	Morgan Stanley Dean Witter Capital I Inc Trust 2001-NC1, 1M Libor + 0.95%	3.161	10/25/2031	118,362
1,268,667	Morgan Stanley Home Equity Loan Trust 2007-2, 1M Libor + 0.95%	2.316	4/25/2037	851,202
20,949,213	Morgan Stanley Mortgage Loan Trust 2007-7AX, 1M Libor + 0.32%	2.536	4/25/2037	2,237,218
303,322	Mortgage IT Trust 2004-2, 1M Libor + 0.83%	3.041	12/25/2034	298,233
120,812	Mortgage IT Trust 2005-2, 1M Libor + 1.65%	3.754	5/25/2035	120,129

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 78.6% (continued)
515,975	Mortgage IT Trust 2005-2, 1M Libor + 0.81%	3.026	5/25/2035	$509,979
2,500,000	Nationstar Home Equity Loan Trust 2007-A, 1M Libor + 0.28%	2.496	3/25/2037	2,223,548
1,048,129	New Century Home Equity Loan Trust 2003-6, 1M Libor + 4.76%	6.978	1/25/2034	1,025,082
496,431	New Century Home Equity Loan Trust 2004-1, 1M Libor + 2.33%	4.541	5/25/2034	467,321
130,333	New Century Home Equity Loan Trust 2004-3, 1M Libor + 1.73%	3.941	11/25/2034	126,009
4,903,909	New Century Home Equity Loan Trust 2005-1, 1M Libor + 1.20%	3.416	3/25/2035	2,961,383
3,923,010	New Century Home Equity Loan Trust 2005-2, 1M Libor + 1.02%	3.236	6/25/2035	1,963,148
542,365	New Century Home Equity Loan Trust 2006-2, 1M Libor + 0.16%	2.376	8/25/2036	517,829
2,038,944	New Century Home Equity Loan Trust Series 2003-2, 1M Libor + 3.00%	5.216	1/25/2033	1,904,276
174,454	New Century Home Equity Loan Trust Series 2003-3, 1M Libor + 5.63%	7.841	7/25/2033	143,644
450,715	New Century Home Equity Loan Trust Series 2003-5 (C)	5.106	11/25/2033	452,076
2,000,000	New Century Home Equity Loan Trust Series 2005-D, 1M Libor + 0.47%	2.686	2/25/2036	1,664,244
5,391,399	New Residential Mortgage LLC, 144A	5.670	5/25/2023	5,376,798
1,281,027	Novastar Home Equity Loan Adj% (B)	4.766	6/25/2034	1,184,508
98,506	NovaStar Mortgage Funding Trust Series 2004-3, 1M Libor + 2.78%	4.991	12/25/2034	84,561
2,500,000	NovaStar Mortgage Funding Trust Series 2004-4, 1M Libor + 2.55%	4.766	3/25/2035	2,302,021
3,450,000	NovaStar Mortgage Funding Trust Series 2005-1, 1M Libor + 1.77%	3.986	6/25/2035	2,300,068
737,940	NovaStar Mortgage Funding Trust Series 2006-MTA1, 1M Libor + 0.19%	2.406	9/25/2046	685,121
298,286	Option One Mortgage Loan Trust 2004-1, 1M Libor + 2.48%	4.691	1/25/2034	271,405
439,085	Option One Mortgage Loan Trust 2004-1, 1M Libor + 2.03%	4.241	1/25/2034	413,073
593,107	Option One Mortgage Loan Trust 2004-2, 1M Libor + 2.70%	4.916	5/25/2034	475,441
369,423	Option One Mortgage Loan Trust 2004-2, 1M Libor + 1.58%	3.791	5/25/2034	344,822
6,358,369	Optone Delware Trust Adj% (B)	8.485	2/26/2038	4,716,053
270,441	Origen Manufactured Housing	7.820	3/15/2032	267,181
910,583	Ownit Mortgage Loan Trust Series 2004-1, 1M Libor + 2.78%	4.991	7/25/2035	1,135,377
6,040,242	Ownit Mortgage Loan Trust Series 2005-3, 1M Libor + 0.68%	2.891	6/25/2036	5,838,191
770,905	Ownit Mortgage Loan Trust Series 2006-2 (C)	5.633	1/25/2037	770,060
2,938,132	Park Place Securities Inc Asset-Backed Pass-Through Certificates Series 2005-WLL,1M Libor + 1.11%’ 144A	3.326	3/25/2035	1,648,849
3,890,900	Park Place Securities Inc Series 2005-WCW1, 1M Libor + 0.66%	2.876	9/25/2035	1,223,952
175,702	People’s Choice Home Loan Securities Trust Series 2004-2, 1M Libor + 2.70%	4.916	10/25/2034	118,439
189,648	People’s Choice Home Loan Securities Trust Series 2004-2, 1M Libor + 1.73%	3.941	10/25/2034	188,986
114,719	Popular ABS Mortgage Pass-Through Trust 2005-5 (C)	4.072	11/25/2035	114,715
980,213	Popular ABS Mortgage Pass-Through Trust 2005-A, 1M Libor + 1.65%	3.866	6/25/2035	854,381
700,000	Popular ABS Mortgage Pass-Through Trust 2005-B, 1M Libor + 1.90%	4.116	8/25/2035	666,229
2,624,416	Popular ABS Mortgage Pass-Through Trust 2006-E, 1M Libor + 0.28%	2.496	1/25/2037	1,920,734
529,700	Prime Mortgage Trust 2006-1	5.500	6/25/2036	527,462
695,000	Prime Mortgage Trust 2006-CL1, 1M Libor + 0.48%	2.696	2/25/2035	526,272
992,000	Prime Mortgage Trust 2006-CL1, 1M Libor + 0.40%	2.616	2/25/2035	826,856
350,000	Provident Bank Home Equity Loan Trust 1998-4, 1M Libor + 3.50%	5.716	1/25/2030	343,543
259,175	Provident Bank Home Equity Loan Trust 1999-3, 1M Libor + 0.84%	2.905	1/25/2031	234,745
917,154	Provident Bank Home Equity Loan Trust 1999-3, 1M Libor + 0.78%	2.845	1/25/2031	830,138
2,214,990	Quest Trust, 1M Libor + 5.25%, 144A	4.657	12/25/2033	2,019,704
347,716	Quest Trust, 1M Libor + 4.88%, 144A	7.091	2/25/2034	353,474
325,067	RAAC Series 2004-SP3 Trust, 1M Libor + 1.85%	4.066	9/25/2034	167,814
208,663	RAAC Series 2005-SP2 Trust, 1M Libor + 0.30%	2.516	6/25/2044	189,557
498,314	RAAC Series 2007-RP4 Trust, 1M Libor + 0.35%, 144A	2.566	11/25/2046	472,668
18,006	RALI Series 2003-QS9 Trust, 1M Libor + 0.45%	2.666	5/25/2019	17,405
489,882	RALI Series 2005-QS7 Trust	5.500	6/25/2035	478,994
4,354,710	RALI Series 2006-QO7 Trust, Federal Reserve U.S. 12 month + 0.80%	2.645	9/25/2046	4,058,187
1,019,052	RALI Series 2006-QO8 Trust, 1M Libor + 0.80%	2.416	10/25/2046	977,680
68,382	RALI Series 2006-QS7 Trust, 1M Libor + 0.40%	2.616	6/25/2036	53,356
76,858,715	RALI Series 2006-QS12 Trust (B)	0.465	9/25/2036	1,124,074
1,854,760	RALI Series 2007-QH5 Trust, 1M Libor + 0.25%	2.466	6/25/2037	299,165
2,056,608	RALI Series 2007-QH7 Trust, 1M Libor + 0.27%	2.486	8/25/2037	1,026,035
297,057	RAMP Series 2003-RS9 Trust, 1M Libor + 2.70%	4.916	10/25/2033	298,191
171,020	RAMP Series 2003-RS10 Trust, 1M Libor + 2.55%	4.766	11/25/2033	159,934
124,666	RAMP Series 2004-SL1 Trust, 1M Libor + 1.90%	4.116	10/25/2031	124,644
3,750,000	RAMP Series 2005-EFC4 Trust, 1M Libor + 0.70%	2.916	9/25/2035	2,709,649
1,000,000	RAMP Series 2005-EFC4 Trust, 1M Libor + 0.63%	2.846	9/25/2035	964,949
409,322	RAMP Series 2005-RS8 Trust, 1M Libor + 0.50%	2.716	9/25/2035	396,670
4,217,694	RASC Series 2001-KS1 Trust (C)	7.487	3/25/2032	4,097,371
1,189,165	RASC Series 2004-KS1 Trust, 1M Libor + 1.58%	3.791	2/25/2034	1,181,775
1,844,466	RASC Series 2004-KS6 Trust	5.176	7/25/2034	1,352,159
3,000,000	RASC Series 2005-KS6 Trust	4.091	7/25/2035	2,970,544

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 78.6% (continued)
319,078	Renaissance Home Equity Loan Trust 2002-3, 1M Libor + 5.25%	7.466	12/25/2032	$130,718
9,424	Renaissance Home Equity Loan Trust 2003-3, 1M Libor + 4.88%	7.091	12/25/2033	8,979
32,809,982	Residential Asset Securitization Trust 2005-A11CB (B)	0.319	10/25/2035	316,902
2,202,202	Residential Asset Securitization Trust 2007-A1	6.000	3/25/2037	1,442,444
1,854,002	Residential Asset Securitization Trust 2007-A2	6.000	4/25/2037	1,636,438
3,441,484	Residential Asset Securitization Trust 2007-A9 (B)	7.000	9/25/2037	952,407
35,657	RFSC Series 2001-RM2 Trust (B)	4.316	6/25/2031	34,230
329,512	SACO I Inc., 144A (B)	5.713	4/25/2039	326,217
1,213,873	SACO I Trust 2006-3, 1M Libor + 0.36%	2.576	4/25/2036	1,194,523
309,547	SACO I Trust 2006-6, 1M Libor + 0.26%	2.476	6/25/2036	309,136
719,805	SASCO Mortgage Loan Trust 2004-GEL2 (C)	5.170	5/25/2034	579,712
618,856	SASCO Mortgage Loan Trust 2004-GEL2 (C)	5.170	7/19/2044	606,163
90,037	Saxon Asset Securities Trust 2001-3, 1M Libor + 1.17%	3.386	7/25/2031	88,760
293,342	Saxon Asset Securities Trust 2002-3, 1M Libor + 2.59%	4.803	12/25/2032	261,300
261,730	Saxon Asset Securities Trust 2003-3, 1M Libor + 2.93%	4.364	12/25/2033	216,368
1,709,557	Saxon Asset Securities Trust 2004-1, 1M Libor + 2.63%	3.774	3/25/2035	368,577
212,365	Saxon Asset Securities Trust 2004-2, 1M Libor + 1.91%	4.121	8/25/2035	212,186
948,250	Saxon Asset Securities Trust 2005-1, 1M Libor + 3.53%	4.567	5/25/2035	151,051
1,000,000	Saxon Asset Securities Trust 2005-3, 1M Libor + 1.80%	4.016	11/25/2035	182,891
5,250,000	Saxon Asset Securities Trust 2006-1, 1M Libor + 0.77%	2.981	3/25/2036	859,100
4,500,000	Saxon Asset Securities Trust 2007-4, 1M Libor + 3.00%, 144A	5.216	12/25/2037	2,783,325
30,746	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 1M Libor + 3.00%	5.216	2/25/2034	25,380
202,954	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 1M Libor + 2.18%	4.391	2/25/2034	190,831
94,608	Securitized Asset Backed Receivables LLC Trust 2004-NC1, 1M Libor + 1.73%	3.941	2/25/2034	94,686
141,886	Securitized Asset Backed Receivables LLC Trust 2004-NC3, 1M Libor + 1.68%	3.896	9/25/2034	123,156
265,537	Security National Mortgage Loan Trust Adj% (B)	2.616	2/25/2035	235,087
181,104	Sequoia Mortgage Trust 2007-1 (B)	3.709	2/20/2047	169,839
329,409	Sequoia Mortgage Trust 9, 1M Libor + 1.13%	3.290	9/20/2032	295,457
203,619	Soundview Home Loan Trust 2004-WMC1, 1M Libor + 1.20%	3.416	1/25/2035	199,102
3,226,382	Soundview Home Loan Trust 2006-3, 1M Libor + 0.16%	2.376	11/25/2036	3,146,538
431,580	Soundview Home Loan Trust 2007-OPT2, 1M Libor + 0.18%	2.396	7/25/2037	392,257
4,823,000	Soundview Home Loan Trust 2007-OPT5, 1M Libor + 1.30%	3.516	10/25/2037	4,078,016
166,394	Specialty Underwriting & Residential Finance Trust Series 2003-BC2, 1M Libor + 4.50%	6.716	6/25/2034	164,299
319,398	Specialty Underwriting & Residential Finance Trust Series 2003-BC3, 1M Libor + 2.40%	4.616	8/25/2034	305,987
443,457	Specialty Underwriting & Residential Finance Trust Series 2004-BC1, 1M Libor + 2.55%	4.766	2/25/2035	356,785
246,329	Specialty Underwriting & Residential Finance Trust Series 2004-BC1, 1M Libor + 1.95%	4.166	2/25/2035	240,514
50,360	Specialty Underwriting & Residential Finance Trust Series 2004-BC3, 1M Libor + 2.63%	4.841	7/25/2035	50,358
1,893,512	Specialty Underwriting & Residential Finance Trust Series 2006-BC5, 1M Libor + 0.15%	2.366	11/25/2037	1,339,769
2,688,362	Structured Adjustable Rate Mortgage Loan Trust Series 2005-18 (B)	4.111	9/25/2035	2,455,609
191,352	Structured Asset Investment Loan Trust, 1M Libor + 4.50%	6.716	10/25/2033	204,167
260,149	Structured Asset Investment Loan Trust 2003-BC2, 1M Libor + 1.38%	3.596	4/25/2033	257,457
145,759	Structured Asset Investment Loan Trust 2003-BC4, 1M Libor + 4.88%	7.091	6/25/2033	127,695
851,404	Structured Asset Investment Loan Trust 2003-BC8, 1M Libor + 4.50%	6.716	8/25/2033	737,455
68,262	Structured Asset Investment Loan Trust 2003-BC8, 1M Libor + 2.63%	4.841	8/25/2033	65,709
473,390	Structured Asset Investment Loan Trust 2003-BC10, 1M Libor + 4.50%	6.716	10/25/2033	469,165
508,601	Structured Asset Investment Loan Trust 2004-5, 1M Libor + 3.00%	5.216	5/25/2034	499,556
226,772	Structured Asset Investment Loan Trust 2004-8, 1M Libor + 1.73%	3.941	9/25/2034	226,143
131,454	Structured Asset Investment Loan Trust 2004-8, 1M Libor + 0.93%	3.146	9/25/2034	130,789
71,562	Structured Asset Investment Loan Trust 2004-9, 1M Libor + 2.78%	4.991	10/25/2034	68,046
512,216	Structured Asset Investment Loan Trust 2004-BNC2, 1M Libor + 1.28%	3.491	12/25/2034	504,028
7,156,618	Structured Asset Mortgage Investments II Trust 2005-AR2, 1M Libor + 0.46%	2.676	5/25/2045	6,114,072
810,966	Structured Asset Mortgage Investments II Trust 2006-AR3, 1M Libor + 0.21%	2.426	4/25/2036	762,284
79,935	Structured Asset Mortgage Investments II Trust 2006-AR7, 1M Libor + 0.20%	2.416	8/25/2036	96,213
77,992	Structured Asset Mortgage Investments II Trust 2007-AR4, 1M Libor + 0.25%	2.466	9/25/2047	1,985,419
1,010,293	Structured Asset Mortgage Investments II Trust 2007-AR7 (B)	3.298	5/25/2047	920,654
2,118,717	Structured Asset Securities Corp 2005-S1, 1M Libor + 1.05%	3.266	3/25/2035	3,288,618
589,713	Structured Asset Securities Corp Assistance Loan Trust 2003-AL1, 144A	3.357	4/25/2031	570,624
367,601	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2001-SB1	3.375	8/25/2031	289,424
58,343	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2001-SB1	3.375	8/25/2031	56,708
200,909	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2003-36XS (C)	5.661	11/25/2033	122,100
171,251	Structured Asset Securities Corp Mortgage Pass-Through Certificates Series 2004-6XS (C)	5.670	3/25/2034	174,694
633,886	Structured Asset Securities Corp Pass-Through Certificates Series 2002-AL1	3.450	2/25/2032	627,630
425,258	Terwin Mortgage Trust 2003-7SL, 144A (B)	8.000	12/25/2033	412,807
682,842	Terwin Mortgage Trust 2004-7HE, 1M Libor + 0.85%, 144A	3.066	7/25/2034	665,663
916,990	Terwin Mortgage Trust 2004-18SL, 144A (B)	8.000	10/25/2034	847,626

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 78.6% (continued)
376,242	Terwin Mortgage Trust 2006-HF-1, 144A (B)	4.560	2/25/2037	$328,211
260,000	Terwin Mortgage Trust 2007-QHL1, 1M Libor + 1.50%, 144A	3.716	10/25/2038	227,264
177,562	Terwin Mortgage Trust Series TMTS 2003-2HE (B)	6.000	7/25/2034	150,828
111,597	Terwin Mortgage Trust Series TMTS 2003-5SL, 144A (B)	8.000	10/25/2034	109,504
103,008	Terwin Mortgage Trust Series TMTS 2003-8HE, 1M Libor + 2.40%	4.616	12/25/2034	102,527
1,156,808	TRU 2016-1 Trust 2016-TOYS, 1M Libor + 2.25%, 144A	4.408	11/15/2019	1,157,277
1,424,260	Truman Capital Mortgage Loan Trust, 1M Libor + 2.75%, 144A	6.341	1/25/2034	1,276,623
1,551,093	UCFC Home Equity Loan Trust 1998-D	7.750	4/15/2030	1,489,159
257,925	Voyager CNTYW Delaware Trust	3.144	2/16/2036	224,238
35,273	WaMu Mortgage Pass-Through Certificates Series 2003-S10 Trust (B)	4.714	10/25/2018	35,241
822,493	WaMu Mortgage Pass-Through Certificates Series 2006-AR4 Trust, 1M Libor + 1.50%	2.434	5/25/2046	787,986
2,536,389	Washington Mutural Asset-Backed Certificates WMABS Series 2006-HE5 Trust, 1M Libor + 0.06%	2.276	10/25/2036	1,458,488
9,332,000	Washington Mutual Mortgage Pass-Through Certificates WMALT Ser 2006-AR10 Trust, 1M Libor + 0.26%	2.476	12/25/2036	2,219,091
651,164	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2007-OA1 Trust, Federal Reserve U.S. 12 month + 0.71%	2.555	12/25/2046	606,402
15,153,000	Wells Fargo Commercial Mortgage Trust 2016-C34 (B)	2.197	6/15/2049	1,811,387
8,443,000	Wells Fargo Commercial Mortgage Trust 2016-C37 (B)	1.600	12/15/2049	863,740
7,505,000	Wells Fargo Commercial Mortgage Trust 2016-C37 (B)	1.600	12/15/2049	734,649
1,042,148	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 1M Libor + 4.50%, 144A	6.716	10/25/2034	993,037
920,355	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 1M Libor + 2.82%	5.036	10/25/2034	910,057
1,056,238	Wells Fargo Home Equity Asset-Backed Securities 2004-2 Trust, 144A (B)	5.000	10/25/2034	968,423
312,788	Wells Fargo Home Equity Asset-Backed Securities 2005-1 Trust, 1M Libor + 3.75%	5.966	4/25/2035	319,276
1,775,415	Wells Fargo Home Equity Asset-Backed Securities 2005-1 Trust, 1M Libor + 3.75%, 144A	5.966	4/25/2035	1,734,845
326,453	Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, 1M Libor + 0.95%	3.166	4/25/2034	304,912
683,629	Wells Fargo Mortgage Backed Securities 2004-BB Trust (B)	3.783	1/25/2035	692,355
278,942	Wells Fargo Mortgage Backed Securities 2004-C Trust (B)	4.203	4/25/2034	148,025
91,688	Wells Fargo Mortgage Backed Securities 2005-AR8 Trust (B)	4.213	6/25/2035	88,957
231,565	Yale Mortgage Loan Trust 2007-1, 144A, 1M Libor + 0.40%	2.616	6/25/2037	102,534
	TOTAL NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $525,249,508)			549,413,383

	COMMERCIAL MORTGAGE BACKED SECURITIES - 9.0%
191,214	Bayview Commercial Asset Trust 2004-3, 144A, 1M Libor + 1.60%	4.616	1/25/2035	192,952
183,610	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.66%	2.876	8/25/2035	173,323
183,610	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.62%	2.836	8/25/2035	174,236
898,956	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.61%	2.826	8/25/2035	860,601
691,599	Bayview Commercial Asset Trust 2005-2, 144A, 1M Libor + 0.48%	2.696	8/25/2035	664,124
1,529,091	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 1.10%	3.316	11/25/2035	1,445,052
85,132	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.60%	2.816	11/25/2035	81,452
704,863	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.51%	2.726	11/25/2035	672,419
76,289	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.49%	2.706	11/25/2035	73,496
1,107,655	Bayview Commercial Asset Trust 2005-3, 144A, 1M Libor + 0.44%	2.656	11/25/2035	1,077,029
311,466	Bayview Commercial Asset Trust 2005-4, 144A, 1M Libor + 0.61%	2.826	1/25/2036	294,959
608,110	Bayview Commercial Asset Trust 2005-4, 144A, 1M Libor + 0.50%	2.716	1/25/2036	575,108
1,842,673	Bayview Commercial Asset Trust 2006-2, 144A, 1M Libor + 0.42%	2.636	7/25/2036	1,751,676
151,607	Bayview Commercial Asset Trust 2006-2, 144A, 1M Libor + 0.31%	2.526	7/25/2036	147,388
1,752,375	Bayview Commercial Asset Trust 2006-4, 144A, 1M Libor + 0.23%	2.446	12/25/2036	1,695,067
1,643,579	Bayview Commercial Asset Trust 2006-SP2, 144A, 1M Libor + 1.20%	3.416	1/25/2037	2,127,085
954,612	Bayview Commercial Asset Trust 2006-SP2, 144A, 1M Libor + 0.49%	2.706	1/25/2037	865,522
3,075,824	Bayview Commercial Asset Trust 2006-SP2, 144A, 1M Libor + 0.47%	2.686	1/25/2037	2,798,759
678,840	Bayview Commercial Asset Trust 2007-1, 144A, 1M Libor + 0.29%	2.506	3/25/2037	625,693
191,207	Bayview Commercial Asset Trust 2007-1, 144A, 1M Libor + 0.22%	2.436	3/25/2037	183,858
2,545,235	Bayview Commercial Asset Trust 2007-2, 144A, 1M Libor + 0.32%	2.536	7/25/2037	2,437,118
2,915,801	Bayview Commercial Asset Trust 2007-4, 144A, 1M Libor + 0.55%	2.766	9/25/2037	2,648,397
13,628,500	Bayview Commercial Asset Trust 2007-5, 144A, 1M Libor + 1.50%	3.716	10/25/2037	8,979,838
5,874,662	Bayview Commercial Asset Trust 2007-5, 144A, 1M Libor + 1.00%	3.216	10/25/2037	5,883,970
9,000,000	Bayview Commercial Asset Trust 2007-6, 144A, 1M Libor + 1.50%	3.716	12/25/2037	6,909,891
706,099	Bayview Commercial Asset Trust 2008-1, 144A, 1M Libor + 1.50%	3.716	1/25/2038	707,957
1,512,894	Bayview Commercial Asset Trust Adj%	2.546	7/25/2036	1,467,304
1,025,516	Bayview Commercial Asset Trust Adj%	2.776	1/25/2037	929,501
4,725,919	Bayview Financial Mortgage Pass-Through Certificates Series 2004-D, 1M Libor + 5.25%	7.492	8/28/2044	5,270,664
1,496,000	Cherrywood SB Commercial Mortgage Loan Trust 2016-1, 144A (B)	7.273	3/25/2049	1,640,993
2,330,443	Cherrywood SB Commercial Mortgage Loan Trust 2016-1, 144A, 1M Libor + 2.65%	4.866	3/25/2049	2,373,303
2,670,609	Credit Suisse Commercial Mortgage Trust Series 2006-C1, 144A (B)	5.881	2/15/2039	2,693,688
2,200,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 (B)	6.253	4/15/2045	203,742
1,500,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 (B)	6.253	4/15/2045	79,900
173,579	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 (B)	5.464	1/15/2049	174,110

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2018

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	COMMERCIAL MORTGAGE BACKED SECURITIES - 9.0% (continued)
3,070,000	JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ, 144A	5.158	6/15/2032	$3,111,827
30,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15, 144A (B)	1.053	4/15/2047	1,262,668
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $59,235,693)			63,254,670

	CORPORATE BONDS - 5.0%
	DEPARTMENT STORES - 0.1%
1,500,000	JC Penney Corp., Inc. 144A	8.625	3/15/2025	1,012,500

	FINANCIAL - 4.9%
8,044,100	Ditech Holding Corp. (A)	9.000	12/31/2024	6,475,501
5,320,000	Freedom Mortgage Corp. 144A	8.125	11/15/2024	5,187,000
5,000,000	Freedom Mortgage Corp. 144A	8.250	4/15/2025	4,875,000
9,150,000	Ocwen Financial Corp. 144A	8.375	11/15/2022	9,333,000
8,000,000	TitleMax Finance Corp. 144A	11.125	4/1/2023	8,030,000
				33,900,501
	MATERIALS - 0.0%
95,275	Cobre Del Mayo SA de CV, 144A	8.750	11/15/2021	33,346

	TOTAL CORPORATE BONDS (Cost $35,068,259)			34,946,347

	OTHER MORTGAGE BACKED SECURITIES - 1.5%
1,484,567	Conseco Financial Corp. (B)	7.950	11/15/2026	983,383
3,947,984	Conseco Financial Corp. (B)	6.970	5/15/2029	3,333,692
3,607,821	Conseco Financial Corp. (B)	6.830	4/1/2030	3,276,243
910,631	Conseco Finance Securitizations Corp. (B)	7.690	3/1/2031	813,710
3,870,111	Conseco Finance Securitizations Corp. (B)	9.972	12/1/2033	803,791
97,615	Irwin Home Equity Loan Trust 2006-1, 1M Libor + 0.42%, 144A	2.636	9/25/2035	96,177
193,232	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2004-AR1, 1M Libor + 0.60%	3.316	8/25/2034	180,463
262,876	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-S1, 1M Libor + 0.62%, 144A	2.836	1/25/2036	301,670
357,979	Nomura Asset Acceptance Corp Alternative Loan Trust Series 2006-AF1 (B)	4.394	6/25/2036	322,434
	TOTAL OTHER MORTGAGE BACKED SECURITIES (Cost $9,741,099)			10,111,563

	U.S. GOVERNMENT TREASURY - 4.0% **
9,000,000	United States Treasury Bill	0.000	10/4/2018	8,998,486
7,000,000	United States Treasury Bill	0.000	10/25/2018	6,990,311
6,000,000	United States Treasury Bill	0.000	11/8/2018	5,987,302
5,000,000	United States Treasury Bill	0.000	11/23/2018	4,984,514
1,000,000	United States Treasury Bill	0.000	12/13/2018	995,698
	TOTAL U.S. GOVERNMENT TREASURY (Cost $27,957,558)			27,956,311

Shares
	SHORT-TERM INVESTMENTS - 2.0%
	MONEY MARKET FUNDS - 2.0%
5,010	Dreyfus Treasury & Agency Cash Management - Institutional Class to yield 1.54% *			5,010
14,019,697	Goldman Sachs Financial Square Funds - Government Fund			14,019,697
	Government Fund, to yield 1.61% *
	TOTAL MONEY MARKET FUNDS (Cost $14,024,707)			14,024,707

	TOTAL INVESTMENTS - 100.1% (Cost - $671,276,824)			$699,706,981
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%			(346,701)
	NET ASSETS - 100.0%			$699,360,280

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2018.

**	Zero Coupon Bond

144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At September 30, 2018 144A, securities amounted to $157,129,645 or 22.5% of net assets.

LIBOR - London Interbank Offered Rate

(A)	PIK - Pay-in-kind security, which may pay interest in additional par and/or cash.

(B)	Variable rate security.

(C)	STEP Coupon Bond

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

ASSETS
Investment in securities (identified cost $671,276,824), at fair value	$699,706,981
Receivable for Fund shares sold	2,430,247
Interest receivable	2,716,628
Receivable for securities sold	3,806,734
Prepaid expenses and other assets	47,294
TOTAL ASSETS	708,707,884

LIABILITIES
Payable for investments purchased	7,743,663
Payable for Fund shares redeemed	520,240
Investment advisory fees payable	945,952
Due to Custodian	333
Payable to related parties	34,292
Distribution (12b-1) fees payable	14,202
Accrued expenses and other liabilities	88,922
TOTAL LIABILITIES	9,347,604
NET ASSETS	$699,360,280

Net Assets Consist Of:
Paid in capital	$705,443,532
Accumulated net investment loss	—
Accumulated net realized loss from security transactions	(34,513,409)
Net unrealized appreciation of investments	28,430,157
NET ASSETS	$699,360,280

Net Asset Value Per Share:
Class A Shares:
Net Assets	$55,123,922
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,897,000
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.26
Maximum offering price per share (maximum sales charge of 5.75%) (a)	$11.95

Class C Shares:
Net Assets	$4,126,585
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	367,436
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.23

Class I Shares:
Net Assets	$640,109,773
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	56,824,637
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$11.26

(a)	On investments of $1 million or more, the maximum sales charge will not apply.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2018

INVESTMENT INCOME
Interest income	$23,081,412
TOTAL INVESTMENT INCOME	23,081,412

EXPENSES
Investment advisory fees	9,451,247
Distribution (12b-1) Fees:
Class A	144,786
Class C	22,949
Administrative services fees	409,780
Shareholder service fees	311,270
Professional fees	101,542
Accounting services fees	97,100
Transfer agent fees	75,569
Custodian fees	68,167
Registration fees	58,458
Printing and postage expenses	58,458
Compliance officer fees	25,738
Trustees fees and expenses	15,094
Insurance expense	6,198
Other expenses	41,310
TOTAL EXPENSES	10,887,666
Less: Fees waived by the Adviser	(480,246)

NET EXPENSES	10,407,420
NET INVESTMENT INCOME	12,673,992

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from security transactions	1,431,417
Net change in unrealized appreciation on investments	10,256,328

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	11,687,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,361,737

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
FROM OPERATIONS
Net investment income	$12,673,992	$4,802,427
Net realized gain from security transactions	1,431,417	407,955
Net change in unrealized appreciation of investments	10,256,328	16,426,040
Net increase in net assets resulting from operations	24,361,737	21,636,422

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(2,214,940)	(1,358,837)
Class C **	(82,398)	(8,472)
Class I	(17,773,972)	(6,157,425)
From return of capital:
Class A	(792,606)	(399,674)
Class C **	(54,746)	(5,178)
Class I	(9,516,039)	(1,859,284)
Net decrease in net assets resulting from distributions to shareholders	(30,434,701)	(9,788,870)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	68,092,113	60,177,868
Proceeds from fund reorganization	—	1,102,697
Class C **	3,487,038	267,005
Proceeds from fund reorganization	—	727,461
Class I	463,873,326	289,720,357
Proceeds from fund reorganization	—	3,541,051
Net asset value of shares issued in reinvestment of distributions:
Class A	2,905,332	1,203,289
Class C **	128,770	13,498
Class I	21,686,169	6,709,910
Payments for shares redeemed:
Class A	(82,367,783)	(12,567,004)
Class C **	(290,115)	(192,458)
Class I	(147,141,115)	(35,640,108)
Net increase in net assets resulting from shares of beneficial interest	330,373,735	315,063,566

TOTAL INCREASE IN NET ASSETS	324,300,771	326,911,118

NET ASSETS
Beginning of Year	375,059,509	48,148,391
End of Year*	$699,360,280	$375,059,509
* Includes undistributed net investment loss of:	$—	$—

**	The Deer Park Fund Class C commenced operations on April 6, 2017.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
SHARE ACTIVITY
Class A:
Shares sold	5,990,016	5,428,746
Shares sold from reorganization	—	101,467
Shares reinvested	257,716	108,890
Shares redeemed	(7,233,501)	(1,118,488)
Net increase (decrease) in shares of beneficial interest outstanding	(985,769)	4,520,615

Class C: **
Shares sold	307,396	23,445
Shares sold from reorganization	—	66,905
Shares reinvested	11,455	1,201
Shares redeemed	(25,583)	(17,383)
Net increase in shares of beneficial interest outstanding	293,268	74,168

Class I:
Shares sold	40,789,414	26,136,249
Shares sold from reorganization	—	325,494
Shares reinvested	1,923,705	603,497
Shares redeemed	(12,918,714)	(3,196,217)
Net increase in shares of beneficial interest outstanding	29,794,405	23,869,023

**	The Deer Park Fund Class C commenced operations on April 6, 2017.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
Class A	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$11.36	$10.64	$10.00
Activity from investment operations:
Net investment income (2)	0.26	0.26	0.44
Net realized and unrealized gain on investments	0.24	0.92	0.64
Total from investment operations	0.50	1.18	1.08
Less distributions from:
Net investment income	(0.43)	(0.39)	(0.34)
Return of capital	(0.17)	(0.07)	(0.10)
Total distributions	(0.60)	(0.46)	(0.44)
Net asset value, end of period	$11.26	$11.36	$10.64
Total return (3)	4.53%	11.29%	10.97	% (6)
Net assets, at end of period (000s)	$55,124	$66,837	$14,493
Ratio of gross expenses to average net assets (4)	2.33%	2.43%	3.25	% (5)
Ratio of net expenses to average net assets	2.24%	2.24%	2.24	% (5)
Ratio of net investment income to average net assets	2.27%	2.38%	4.82	% (5)
Portfolio Turnover Rate	34%	10%	28	% (6)

(1)	The Deer Park Total Return Credit Fund Class A shares commenced operations on October 16, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not waived a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
Class C	September 30, 2018	September 30, 2017 (1)
Net asset value, beginning of period	$11.36	$10.00
Activity from investment operations:
Net investment income (2)	0.16	0.02
Net realized and unrealized gain on investments	0.25	1.54
Total from investment operations	0.41	1.56
Less distributions from:
Net investment income	(0.39)	(0.13)
Return of capital	(0.15)	(0.07)
Total distributions	(0.54)	(0.20)
Net asset value, end of period	$11.23	$11.36
Total return (3)	3.67%	6.51	% (6)
Net assets, at end of period (000s)	$4,127	$842
Ratio of gross expenses to average net assets (4)	3.08%	3.18	% (5)
Ratio of net expenses to average net assets	2.99%	2.99	% (5)
Ratio of net investment income to average net assets	1.40%	0.41	% (5)
Portfolio Turnover Rate	34%	10	% (6)

(1)	The Deer Park Total Return Credit Fund Class C shares commenced operations on April 6, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
Class I	September 30, 2018	September 30, 2017	September 30, 2016 (1)
Net asset value, beginning of period	$11.37	$10.65	$10.00
Activity from investment operations:
Net investment income (2)	0.28	0.29	0.49
Net realized and unrealized gain on investments	0.24	0.91	0.62
Total from investment operations	0.52	1.20	1.11
Less distributions from:
Net investment income	(0.46)	(0.41)	(0.35)
Return of capital	(0.17)	(0.07)	(0.11)
Total distributions	(0.63)	(0.48)	(0.46)
Net asset value, end of period	$11.26	$11.37	$10.65
Total return (3)	4.70%	11.51%	11.32	% (6)
Net assets, at end of period (000s)	$640,110	$307,380	$33,655
Ratio of gross expenses to average net assets (4)	2.08%	2.18%	3.00	% (5)
Ratio of net expenses to average net assets	1.99%	1.99%	1.99	% (5)
Ratio of net investment income to average net assets	2.49%	2.64%	5.07	% (5)
Portfolio Turnover Rate	34%	10%	28	% (6)

(1)	The Deer Park Total Return Credit Fund Class I shares commenced operations on October 16, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2018

1.	ORGANIZATION

The Deer Park Total Return Credit Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek income and capital appreciation. The Fund commenced operations on October 16, 2015.

The Fund currently offers Class A shares, Class C shares and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which can be waived by the Adviser. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in preparation of the Fund’s financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies may be valued at net asset value.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from each of these groups. In accordance with the Trust’s valuation policies and procedures, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-advisers, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-advisers to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Non - Agency Residential Mortgage Backed Securities	$—	$549,034,217	$379,166	$549,413,383
Commercial Mortgage Backed Securities	—	63,254,670	—	63,254,670
Corporate Bonds	—	34,946,347	—	34,946,347
Other Mortgage Backed Securities	—	10,111,563	—	10,111,563
U.S Government Treasury	—	27,956,311	—	27,956,311
Short Term Investments	14,024,707	—	—	14,024,707
Total	$14,024,707	$685,303,108	$379,166	$699,706,981

There were no transfers between Level 1 and Level 2 during the current year. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	See Portfolio of Investments for industry classification.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Transfers between Level 2 and Level 3 generally relate to whether significant unobservable inputs are used for the fair value measurements.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Non-Agency Residential
Mortgage Backed
Securities
Beginning Value	$—
Total realized gain (loss)	—
Appreciation (Depreciation)	—
Purchases	—
Proceeds from Sales	—
Net transfers in/out of level 3	379,166
Ending Value	$379,166

Significant unobservable valuation inputs for Level 3 investments as of September 30, 2018, are as follows:

	Fair Value at	Valuation
	September 30,2018	Technique	Unobservable Inputs
Deer Park Total Return Credit Fund

Non-Agency Residential Mortgage Backed Securities
Long Beach Mortgage Loan Trust 2001-2	$379,166	Bankruptcy - Discounted Cash Flow	Potential future cash payments; Discounted cash payment

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Cash – Cash includes cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (FDIC) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank or other financial institution, rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for the open 2016 - 2017 tax years, or expected to be taken in the Fund’s 2018 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Fund’s financial statements All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Should the Fund invest in derivative instruments, it would be exposed to market risk and would be disclosed in the portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk would exist if that part of the Fund’s cash were held at the Broker. The Fund could be unable to recover assets held at the Prime Broker, including assets directly traceable to the Fund, in the event of the Broker’s bankruptcy. The Fund does not anticipate any material losses as a result of this concentration.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and U.S. Government securities, amounted to $472,579,368 and $161,750,043, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC, serves as the Fund’s investment adviser (the “Adviser”). The Adviser has engaged Deer Park Road Management Company, LP, Inc. as the primary sub-adviser (the “Sub-Adviser”) to the Fund. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.84% of the Fund’s average daily net assets. For the year ended September 30, 2018, the Fund incurred $9,451,247 in advisory fees of which $945,952 is payable as of September 30, 2018 and included in the Statement of Assets and Liabilities under the Liabilities section.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until January 29, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary to ensure that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, or extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the Adviser)), not

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

incurred in the ordinary course of the Fund’s business) do not exceed 2.24% per annum of Class A average daily net assets, 2.99% per annum of Class C average daily net assets and 1.99% per annum for Class I average daily net assets (the “expense limitation”).

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the expense limitation, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If the Operating Expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2018, the Adviser waived fees of $480,246 pursuant to the Waiver Agreement.

The following amounts previously waived or reimbursed by the Adviser are subject to recapture by the following dates:

9/30/2019	9/30/2020	9/30/2021
$246,743	$353,690	$480,246

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for each of its Class A and Class C shares (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Co-Advisers. Class I shares do not incur a 12b-1 fee. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2018, the Fund paid $144,786 and $22,949 to the Distributor for Class A and Class C shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares for the year ended September 30, 2018, the Distributor received $130,736 from front-end sales charges of which $19,581 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2018	September 30, 2017
Ordinary Income	$20,073,310	$7,524,734
Long-Term Capital Gain	—	—
Return of Capital	10,361,391	2,264,136
	$30,434,701	$9,788,870

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(5,554,951)	$(28,958,458)	$—	$28,430,157	$(6,083,252)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $5,554,951.

At September 30, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Capital Loss
Non-Expiring	Non-Expiring	Carryforward
Short-Term	Long-Term	Limitation	Total
$2,836,153	$58,983	$26,063,322	$28,958,458

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

As a result of the acquisition of another Fund, $8,464,788 and $17,598,534 of short-term and long-term capital loss carryover, respectively, remains to be recognized in future years. This amount is subject to an annual limitation of $112,216 under tax rules.

Permanent book and tax differences, primarily attributable to tax adjustments for paydowns and tax treatment of a target fund’s capital loss carryforward acquired as a result of a merger resulted in reclassifications for the Fund for the fiscal year ended September 30, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$7,399,318	$(7,399,318)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$671,276,824	$37,308,742	$(8,878,585)	$28,430,157

7.	TRANSFER OF NET ASSETS

On April 7, 2017, the Fund acquired the fair value assets and certain liabilities of the Sandalwood Opportunity Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquiring Fund			Acquired Fund
Deer Park Total Return Credit Fund			Sandalwood Opportunity Fund
		Shares			Shares
	Net Assets	Outstanding		Net Assets	Outstanding
Class A	$33,734,620	3,106,264	Class A	$1,102,697	152,940
Class C	11	1	Class C	727,461	99,789
Class I	140,553,313	12,932,585	Class I	3,541,051	490,450

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.663293, 0.670653 and 0.664213 of Class A, Class C and Class I shares, respectively, of the Fund.

The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the

Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

Deer Park Total Return Credit Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2018

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $10,555 accumulated net realized loss of $26,225,957. Total net assets of the Fund immediately after the transfer were $179,659,153. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes became effective November 5, 2018. Management has evaluated the impacts of these amendments and has determined that the updates are not material to the Fund’s financial statements. For this reason, the related changes have not been applied to these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Deer Park Total Return Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Deer Park Total Return Credit Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended, including the related notes, and the financial highlights for the two years in the period then ended and for the period from October 16, 2015 (commencement of operations) through September 30, 2016 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 16, 2015 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado

November 29, 2018

Deer Park Total Return Credit Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2018

As a shareholder of the Deer Park Total Return Credit Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses

The “Actual” Expenses in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” in the table below provides information about hypothetical account values and hypothetical expenses based on the Deer Park Total Return Credit Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/18	9/30/18	4/1/18 – 9/30/18	4/1/18 – 9/30/18
Class A	$1,000.00	$1,028.10	$11.36	2.24%
Class C	1,000.00	1,024.10	15.17	2.99
Class I	1,000.00	1,028.50	10.12	1.99

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/18	9/30/18	4/1/18 – 9/30/18	4/1/18 – 9/30/18
Class A	$1,000.00	$1,013.86	$11.28	2.24%
Class C	1,000.00	1,010.08	15.07	2.99
Class I	1,000.00	1,015.09	10.05	1.99

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2018

Princeton Fund Advisors, LLC – Adviser to Deer Park Total Return Credit Fund and Princeton Premium Fund*

In connection with the regular meeting held on September 26-27, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC (“PFA”) and the Trust, with respect to the Deer Park Total Return Credit Fund (“Deer Park Total”) and the Princeton Premium Fund. In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser had $1.7 billion in assets under management. The Trustees observed that the adviser researched various alternative asset managers and strategies to evaluate whether they met criteria required to be adopted into a format suitable for mutual fund, and if so, provided a platform to make these strategies available to institutional and individual clients. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Funds, taking into account their education and noting the investment team’s varied financial industry experience. The Trustees noted that the adviser employed its investment program through ongoing due diligence of the sub-advisers and strategies. The Trustees noted that the adviser worked with the sub-advisers to monitor risks and compliance restrictions. The Trustees observed that while the adviser generally delegated broker-dealer selection to the respective sub-adviser, the adviser had its own best execution policy that took into account the various services related to operations and execution quality. The Trustees recognized the adviser’s mutual fund expertise and engagement with the sub-advisers and strategies and that the adviser provided adequate resources to support the Funds’ operation.

Performance.

Deer Park Total – The Trustees noted that the Fund had performed well in its short lifespan and had outperformed its peer median, Morningstar Median and the Barclays Aggregate benchmark by a substantial margin. The Trustees noted that the Fund had a high standard deviation, but that it had provided enough return to demonstrate an excellent SHARPE ratio and SORTINO ratio, justifying the additional risk taken with increased returns. The Trustees discussed the adviser’s active involvement in monitoring the sub-adviser as well as the Fund’s positions, risk and liquidity.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

After further discussion, the Trustees concluded that the adviser was managing the Fund in accord with its stated objective.

Princeton Premium – The Trustees reviewed the Fund’s performance, noting that it had underperformed its Morningstar category median over the one year and since inception periods, but had outperformed its peer group median over the same periods. The Trustees noted that the Fund lost 9.9% due to a spike in volatility during the week of February 5, 2018, but since then through June 30, 2018 had returned 8.5%. The Trustees discussed the adviser’s active involvement in monitoring the sub-adviser as well as the Fund’s positions, risk and liquidity. The Trustees noted that the adviser had been very active in adjusting the call side of trades made on behalf of the Fund, as these had been the losing side of the trades for the Fund. The Trustees noted that the adviser believed that the Fund’s strategy could work well over longer periods. After further discussion, the Trustees concluded that the adviser was managing the Fund in accord with its stated objective, and that its performance was not unreasonable.

Fees and Expenses.

Deer Park Total – The Trustees considered the adviser’s advisory fee of 1.84%, noting that it was considerably higher than both its peer group median and its Morningstar category median. The Trustees discussed the Fund’s net expense ratio of 1.99%, noting that it was substantially higher than its peer group median and its Morningstar category median. They discussed the adviser’s justification for the higher fee noting that the adviser believed that the fee was reasonable because of the strength of the advisory and sub-advisory teams and the uniqueness of the Fund’s strategy. The Trustees noted that the adviser disagreed with the Fund’s peer group and Morningstar category and believed that incorrect classifications made the Fund’s fees and expenses appear high by comparison. The Trustees noted that the Fund had an expense limitation in place and that the adviser intended to renew the expense limitation agreement at 1.99%, 2.24%, and 2.99% for Class I, A and C shares, respectively. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Princeton Premium – The Trustees considered the adviser’s advisory fee of 1.75%, noting that it was considerably higher than both its peer group median and its Morningstar category median. The Trustees discussed the Fund’s net expense ratio of 2.61%, noting that it was substantially higher than its peer group median and its Morningstar category median. They discussed the adviser’s justification for the higher fee noting that the advisor believed that the fee was reasonable because of the strength of the advisory and sub-advisory teams and the uniqueness of the Fund’s strategy. The Trustees noted that the Fund had an expense limitation agreement in place that the adviser intended to renew at 1.95% and 2.20% for I and A shares, respectively. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees discussed the impact of fee waivers on the adviser’s profits with respect to each Fund. They noted that the adviser’s stated profits appeared reasonable in terms of actual dollars. The Trustees examined the adviser’s responses and noted that the adviser’s calculations demonstrated

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

a profitability on a per Fund basis that was not excessive. After further discussion, the Trustees concluded that the adviser’s profitability was not excessive.

Economies of Scale. The Trustees discussed the substantial increase in assets for Princeton Premium and Deer Park Total for the last 12 months, up from $22.2 million and $260 million, respectively. The Trustees noted that neither Fund currently had a fee breakpoint in place, but noted that the adviser was willing to consider fee breakpoints with continued growth.

Conclusion. Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that the renewal of the advisory agreement was in the best interests of Deer Park Total and Princeton Premium and each Fund’s shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2018

Deer Park Total Return Credit Fund (Sub-Adviser – Deer Park Road Management Company, L.P.)*

In connection with the regular meeting held on September 26-27, 2018 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisers, LLC and Deer Park Road Management Company, L.P. (“Deer Park”), with respect to the Deer Park Total Return Credit Fund (the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the sub-adviser had approximately $2.858 billion in assets under management and was a leading provider of analytic services regarding structured mortgage products. They noted that the sub-adviser was a multi-fund investment manager primarily focused on investing in distressed real estate and asset-backed fixed income securities for both high net worth individuals and institutional investors. The Trustees reviewed the background information of the key investment personnel who were responsible for servicing the Fund, taking into account their education and noting the investment team’s long history with hedge fund management. The Trustees noted that the sub-adviser employed a fundamental research approach to identify investment opportunities with deeply discounted, shorter-duration, high cash flow asset-backed securities and mortgage-backed securities. The Trustees noted that the sub-adviser used a bottom-up research approach to risk management that was aimed at limiting volatility by examining securities for duration risk, interest rate risk and liquidity risk. The Trustees noted that the sub-adviser selected and approved broker-dealers based on its evaluation of the broker’s ability to meet certain best execution standards including reasonable trading costs and other quality of service factors. They noted that the sub-adviser reported no material compliance or litigation issues since approval of the previous sub-advisory contract. However, unrelated to the Fund, the Trustees noted that the sub-adviser reported that the SEC had been conducting an investigation as to whether the sub-adviser undervalued securities related to a hedge fund between 2012-2015, explaining that the SEC has yet to communicate conclusions.

Performance. The Trustees noted that the Fund had performed well in its short lifespan and had outperformed its peer median, Morningstar median and the Barclays Aggregate benchmark by a substantial margin. The Trustees noted that the Fund had a high standard deviation, but that it had provided enough return to have a good SHARPE ratio and SORTINO ratio, justifying the additional risk taken by providing increased returns. After further discussion,

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

the Trustees concluded that the sub-adviser was managing the Fund in accord with its stated objective, and that its performance was not unreasonable.

Fees and Expenses. The Trustees noted that the sub-adviser received a fee paid by the adviser out of its advisory fee of 1.245% during the previous fiscal year. After discussion, the Trustees concluded the sub-advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser. The Trustees examined the sub-adviser’s responses and noted that the sub-adviser’s calculations demonstrated a profitability that was not excessive. After further discussion, the Trustees concluded that the sub-adviser’s profitability was not excessive.

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the sub-advisory services provided to the Funds. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense including the existing breakpoint structures.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee structure was not unreasonable and that renewal of the sub-advisory agreement was in the best interests of the Fund, the adviser and the Fund’s shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/18 – NLFT_v1

Deer Park Total Return Credit Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012- Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2018, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised the Fund’s adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

9/30/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISERS
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

INVESTMENT SUB-ADVISERS
Deer Park Road Management Company, LP
1195 Bangtail Way
Steamboat Springs, CO 80487

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $27,500

2017 - $27,500

(b)	Audit-Related Fees

2018 – None

2017 – None

(b)	Tax Fees

2018 - $3,750

2017 - $3,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(c)	All Other Fees

2018 – None

2017 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $3,750

2017 - $3,750

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/07/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/07/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/07/18